As filed with the Securities and Exchange Commission on May 30, 2008.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___

                         Post-Effective Amendment No. 34

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                Amendment No. 35


                             USAA MUTUAL FUNDS TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226

                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                       ---------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485


___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing  pursuant to  paragraph (a)(1)
_X_ on (August 1, 2008) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 191
                                                                   Page 1 of 200

                                     PART A

                               PROSPECTUS FOR THE
                       PRECIOUS METALS AND MINERALS FUND,
                 EMERGING MARKETS FUND, AND INTERNATIONAL FUND
                              INSTITUTIONAL SHARES

                                INCLUDED HEREIN

[USAA
EAGLE
LOGO (R)]


         USAA INSTITUTIONAL SHARES
              USAA PRECIOUS METALS AND MINERALS FUND
              USAA EMERGING MARKETS FUND
              USAA INTERNATIONAL FUND


P R O S P E C T U S



                             TABLE OF CONTENTS
                             -------------------------------------------------
                             USAA Precious Metals and Minerals Fund          2
August 1,  2008              USAA Emerging Markets Fund                      5
                             USAA International Fund                        10
                             Management and Advisory Services               13
                             How to Invest                                  15
                             How to Redeem                                  15
                             Shareholder Information                        15


     As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


Each Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term "shares" as it relates to the Funds listed in this prospectus means the institutional shares offered through this prospectus.

PRECIOUS METALS AND
   MINERALS FUND

OBJECTIVE

The Precious Metals and Minerals Fund has an objective to seek long-term capital appreciation and to protect the purchasing power of your capital against inflation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

INVESTMENT STRATEGY

The strategy to achieve these objectives will be to normally invest at least 80% of the Fund's assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon 60 days' notice to shareholders.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

PRECIOUS METALS AND MINERALS SECURITIES: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may reduce overall fluctuations in portfolio value.

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

USAA Institutional Shares - 2

-------------------------------------------------------------------------------

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1998                      1.09%
                    1999                      7.17%
                    2000                    -14.98%
                    2001                     30.97%
                    2002                     67.61%
                    2003                     71.43%
                    2004                    -10.75%
                    2005                     39.25%
                    2006                     43.19%
                    2007                     27.68%

                           Six-Month YTD Total Return
                                 x.xx% (6/30/08)
        Best Quarter*                           Worst Quarter*
        38.91% 1st Qtr. 2002             -16.60% 2nd Qtr. 2004

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.


                                                                  3 - Prospectus

USAA INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                  27.68%    31.25%      22.92%         7.20%
-------------------------------------------------------------------------------
Return After Taxes on Distributions  25.77%    29.91%      22.06%         6.69%
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares              19.73%    27.53%      20.68%         6.26%
-------------------------------------------------------------------------------
S&P 500(R) Index* (reflects no deduction
for fees, expenses, or taxes)         5.49%    12.82%       5.91%        12.50%+
-------------------------------------------------------------------------------
Philadelphia Gold & Silver Index*
(reflects no deduction for
fees, expenses, or taxes)            22.90%    19.11%      10.41%         2.68%
-------------------------------------------------------------------------------
Lipper Gold Funds Index**
(reflects no deduction for taxes)    24.49%    26.56%      16.89%         6.50%+
-------------------------------------------------------------------------------
[footnotes]
* The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The Philadelphia Gold & Silver Index, typically referred to as the XAU, is an unmanaged capitalization-weighted index composed of 16 companies in the gold and silver mining industry.

** The Lipper Gold Funds Index tracks the total return performance of the 10 largest funds within the Gold-Oriented Funds category. This category includes funds that invest at least 65% of their equity portfolio in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

+ The performance of the S&P 500 Index and Lipper Gold Funds Index is calculated with a commencement date of July 31, 1984, while the Fund's inception date is August 15, 1984. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                            .78%a
       Distribution and Service (12b-1) Fees     None
       Other Expenses                            .36%
       TOTAL ANNUAL OPERATING EXPENSES          1.14%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Gold Funds Index. For the Fund's most recent fiscal year ended May 31, 2008, the performance fee adjustment increased the management fee of 0.75% by [0.03%].

     b Through arrangements with the Fund's custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.94% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     1.14%
           Reimbursement from IMCO                                 (.20%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE                .94%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement)

USAA Institutional Shares - 4

-------------------------------------------------------------------------------

match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     ------------------------------------------------------------
            $116        $362            $628         $1,386

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest at least 80% of its assets during normal market conditions in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

Since the majority of the Fund's assets will be invested in companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, the Fund may be subject to greater risks and greater market fluctuations than other funds with a portfolio of securities representing a broader range of investment objectives. We define "principally engaged" to mean that a majority of a company's revenue, earnings, or cash flow comes from the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds, or that a majority of a company's asset value as determined by the investment adviser comes from gold and other precious metals and minerals, such as platinum, silver, and diamonds.

If we believe the outlook for these types of securities is unattractive, as a temporary defensive measure, we may invest up to 100% of the Fund's assets in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

We may invest the remainder of the Fund's assets in equity securities of natural resource companies, such as those engaged in exploration, production, or processing of base metals, oil, coal, or forest products.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

We may invest the Fund's assets in foreign securities purchased in either foreign or U.S. markets.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We look for well-managed and prudently financed low-cost producers with good production or reserve growth potential that sell at a reasonable valuation on a risk-adjusted basis. We will sell these securities when they no longer meet these criteria.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGER

MARK W. JOHNSON, CFA, vice president of Equity Investments, has managed the Fund since January 1994. He has 33 years of investment management experience and has worked for us for 19 years.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

EMERGING MARKETS FUND

OBJECTIVE

The Emerging Markets Fund has an objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Under normal market conditions, The Boston Company and Batterymarch will attempt to achieve the Fund's objective by investing at least 80% of the Fund's assets in equity securities of emerging market companies. This 80% policy may be changed upon 60 days' notice to shareholders.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and

                                                                  5 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1998                    -26.12%
                    1999                     52.43%
                    2000                    -31.92%
                    2001                     -5.79%
                    2002                     -5.05%
                    2003                     53.04%
                    2004                     26.19%
                    2005                     25.54%
                    2006                     29.36%
                    2007                     33.61%

                           Six-Month YTD Total Return
                                 x.xx% (6/30/08)
                  Best Quarter*                         Worst Quarter*
                  26.75% 4th Qtr. 1999           -26.11% 3rd Qtr. 1998

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Institutional Shares - 6

-------------------------------------------------------------------------------

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                      SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS     11/7/94
--------------------------------------------------------------------------------
Return Before Taxes                    33.61%    33.18%     11.13%     8.92%

-------------------------------------------------------------------------------
Return After Taxes on Distributions    30.92%    32.66%     10.89%     8.52%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                23.49%    29.88%      9.94%     7.82%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) Emerging Markets Index*
(reflects no deduction for fees,
expenses, or taxes)                    39.78%    37.46%     14.53%     9.23%+
--------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index**
(reflects no deduction for taxes)      36.25%    36.33%     13.98%     9.33%+
--------------------------------------------------------------------------------

[footnotes]
 * The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

 ** The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

 + The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated with a commencement date of October 31, 1994, while the Fund's inception date is November 7, 1994. There may be a slight variation in the comparative performance numbers because of this difference.

                                                                  7 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                  .98%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                  .31%
       TOTAL ANNUAL OPERATING EXPENSES                1.29%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Emerging Markets Funds Index. For the Fund's most recent fiscal year ended May 31, 2008, the performance fee adjustment decreased the management fee of 1.00% by [0.02%].

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 1.14% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     1.29%
           Reimbursement from IMCO                                 (.15%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               1.14%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR       3 YEARS         5 YEARS       10 YEARS
     -------------------------------------------------------------
            $131         $409            $708          $1,556

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

We believe that attractive investment opportunities exist in many emerging markets. Investing a person's assets solely in an emerging markets fund may not be suitable for everyone. For those who are willing to accept higher risk and volatility, including the Emerging Markets Fund in a well-diversified portfolio, while not guaranteed or assured, could significantly enhance overall portfolio returns. The Fund combines the advantages of a diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States.

[ARROW] WHAT IS AN EMERGING MARKET COMPANY?

An issuer is an emerging market company if:

|X| It is organized under the laws of an emerging market country (as defined below);

|X| The principal trading market for its stock is in an emerging market country; or

|X| At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

[ARROW] WHAT COUNTRIES ARE CONSIDERED EMERGING MARKETS COUNTRIES?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

USAA Institutional Shares - 8

--------------------------------------------------------------------------------

[ARROW] WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

|X| The countries in which these stock markets are found have a less-developed economy than the developed countries.

|X| Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

|X| Sustainable economic growth rates are higher, or potentially higher, than developed countries.

|X| Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

|X| Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

|X| The political system is likely to be, or appear to be, in greater flux than the developed countries listed above.

[ARROW] IN WHAT EMERGING MARKET COUNTRIES DOES THE FUND INTEND TO INVEST?

Some of the countries in which the Fund expects to invest or may invest include, but are not limited to:

ASIA: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan, Thailand

AMERICAS: Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela

AFRICA/MIDDLE EAST: Egypt, Israel, Jordan, Morocco, South Africa, Turkey

EUROPE/OTHER: Croatia, Czech Republic, Hungary, Poland, Russia, Slovakia

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest no more than 20% of its net assets in stocks of selected issuers that have favorable growth prospects, but may not be organized or otherwise situated in emerging markets, as well as short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.

The Fund also may invest its assets in public and private sector debt and fixed-income instruments of emerging market issuers, including Brady Bonds of selected countries, exchange-traded notes (ETNs), and equity-linked structured notes, which are believed to have the potential for significant capital appreciation (due, for example, to its assessment of prospects for an issuer or the issuer's domicile country), without regard to any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No, there are no restrictions except that the Fund may not invest 25% or more of its total assets in any one industry. Additionally, the Fund's investments will be diversified in four or more countries.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

The Boston Company reviews countries and regions for economic and political stability as well as future prospects. Then it researches individual companies looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. The Boston Company generally will sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

Batterymarch uses quantitative techniques to rank the relative attractiveness of a very broad universe of liquid stocks across four fundamental dimensions: value and cash flow, earnings growth, expectations, and technicals. Portfolio manager opinions, based on traditional fundamental research, are incorporated into the ranking process for individual stocks when they differ from the quantitative rankings. The opinions, which typically apply to less than 25% of the investable universe, are equally weighted with each of the four other dimensions. Decisions to buy or sell particular stocks are determined by their rankings.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be

                                                                  9 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

THE BOSTON COMPANY

D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead Portfolio Manager for all International Value and Emerging Markets Value strategies at The Boston Company and has managed the Fund since June 2002.

CAROLYN M. KEDERSHA, CFA, CPA, joined The Boston Company in 1988. She serves as a senior vice president and senior portfolio manager. As a member of the portfolio management team, Ms. Kedersha conducts research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America and has managed the Fund since June 2002.

MICHELLE Y. CHAN, CFA, joined The Boston Company in 2000. She serves as a vice president and an assistant portfolio manager. As a member of the portfolio management team, Ms. Chan currently provides research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand and has managed the Fund since June 2002.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004 -
2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997 - 2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst. He has managed the Fund since July 2007.

BATTERYMARCH

Batterymarch uses a team approach to investment management, with portfolio managers working collaboratively and sharing responsibility for investment decisions.

Batterymarch's Emerging Markets Equity investment team will manage the USAA Emerging Markets Fund. The team is led by David W. Lazenby, CFA. As team leader, he is primarily responsible for the Emerging Markets Equity investment team's portfolio management.

DAVID W. LAZENBY, CFA, is a senior portfolio manager and the director of Batterymarch's Emerging Markets Equity investment team. He has been a member of the Emerging Markets team since joining Batterymarch in 1987 and was named director of the team in 2003. He has managed the Fund since October 2006.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

INTERNATIONAL FUND

OBJECTIVE

The International Fund has an objective of capital appreciation. The Fund's Board of Trustees may change this investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained MFS Investment Management
(MFS) to serve as subadviser of the Fund. Under normal market conditions, MFS attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in equity securities of foreign (including emerging market) companies. This 80% policy may be changed upon 60 days' notice to shareholders.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

USAA Institutional Shares - 10

-------------------------------------------------------------------------------

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

As with other mutual funds, losing money is a risk of investing in this Fund. An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extend that the classes do not have the same expenses.

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDER YEAR       TOTAL RETURN
                    1998                 3.95%
                    1999                28.65%
                    2000               -10.82%
                    2001               -14.58%
                    2002                -9.08%
                    2003                31.90%
                    2004                18.46%
                    2005                12.68%
                    2006                27.35%
                    2007                 8.83%

                           Six-Month YTD Total Return
                                 x.xx% (6/30/08)

       Best Quarter*                         Worst Quarter*
       16.85% 2nd Qtr. 2003           -20.23% 3rd Qtr. 1998

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                 11 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007

                                                                                  SINCE INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS      7/11/88
-------------------------------------------------------------------------------------------------
Return Before Taxes                       8.83%         19.53%        8.50%          9.46%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions       7.87%         18.53%        7.65%          8.59%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                   7.34%         17.20%        7.25%          8.20%
-------------------------------------------------------------------------------------------------
Morgan Stanley Capital International
(MSCI) EAFE Index* (reflects no
deduction for fees, expenses, or taxes)  11.17%         21.59%        8.66%          6.97%+
-------------------------------------------------------------------------------------------------
Lipper International Funds Index**
(reflects no deduction for taxes)        14.25%         21.82%        9.46%          9.36%+
-------------------------------------------------------------------------------------------------

[footnotes]
* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

** The Lipper International Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest their assets in securities with primary trading markets outside of the United States.

+ The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated with a commencement date of June 30, 1988, while the Fund's inception date is July 11, 1988. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .72%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .17%
       TOTAL ANNUAL OPERATING EXPENSES                  .89%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- .06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper International Funds Index. For the Fund's most recent fiscal year ended May 31, 2008, the performance fee adjustment decreased the management fee of 0.75% by [0.03%].

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.86% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .89%
           Reimbursement from IMCO                                (.03%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .86%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR        3 YEARS      5 YEARS        10 YEARS
     ------------------------------------------------------------
           $91          $284          $493             $1,096

USAA Institutional Shares - 12

-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in equity securities of foreign companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

[ARROW] WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY?"

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

MFS may invest the remainder of the Fund's assets in equity securities of companies that have at least one foreign characteristic, as determined by fund management, utilizing the same factors stated in the definition of a foreign company.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF BUSINESSES OR OPERATIONS OF COMPANIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

No,  there are no  restrictions  except that MFS may not invest more than 25% of
the  Fund's  total  assets  in  any  one  industry.   Additionally,  the  Fund's
investments will be diversified in at least four or more countries.

MFS believes the Fund combines the advantages of investing in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

MFS seeks to outperform the MSCI EAFE Index by identifying investment opportunities that offer above-average growth at attractive valuations. MFS relies on Original ResearchSM by its large group of equity research analysts to attract and identify investment opportunities across industries and countries.

MFS intends to keep the Fund well diversified and manage risk by investing across several countries and a wide range of industries. Country and currency weightings fall out of this stock selection process and are typically not actively managed.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

DAVID R. MANNHEIM, senior vice president and global equity portfolio manager, has been employed in the investment management area of MFS since 1988 and has managed the Fund since June 2002.

MARCUS L. SMITH, senior vice president and non-U.S. equity portfolio manager, has been employed in the investment management area of MFS since 1994 and has managed the Fund since June 2002.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

MANAGEMENT AND
  ADVISORY SERVICES

IMCO serves as the manager, of the institutional shares of the Funds listed in this prospectus. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $xx billion in total assets under management as of June 30, 2008.

ADVISORY SERVICES

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory and, where applicable, Subadvisory Agreements is available in each Fund's annual report to shareholders for the period ended May 31, 2008.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

                                                                 13 - Prospectus

USAA INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

PRECIOUS METALS AND MINERALS FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Gold Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

EMERGING MARKETS FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Emerging Markets Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one percent (1.00%) of the Fund's average net assets. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.80% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

INTERNATIONAL FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper International Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

PERFORMANCE ADJUSTMENT

Each Fund's performance adjustment is calculated monthly by comparing the performance of the Fund's shares to that of the appropriate Lipper Index over the performance period. The performance period for the Fund's shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's shares over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                          PRECIOUS METALS AND MINERALS
                                EMERGING MARKETS
                                  INTERNATIONAL

     OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
        RELATIVE TO INDEX    (IN BASIS POINTS AS A PERCENTAGE OF THE
      (IN BASIS POINTS)      (1)AVERAGE NET ASSETS OF THE FUND'S SHARES)
------------------------------------------------------------------------
         +/- 100 to 400                       +/- 4
         +/- 401 to 700                       +/- 5
       +/- 701 and greater                    +/- 6

     1 Based on the difference between average annual performance of the Fund's shares and its relevant index, rounded to the nearest basis point (.01%).

Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment with respect to the shares for a performance period whenever the Fund's shares outperform their Lipper Index over that period, even if the Fund's shares had overall negative returns during the performance period. For the past fiscal year ended May 31, 2008, the performance adjustment increased or decreased the management fee for each Fund as follows:

         Precious Metals and Minerals [+0.03%]
         Emerging Markets [-0.02%]
         International [-0.03%]

SUBADVISORY SERVICES

Each Fund is authorized to use a "manager-of-managers" structure wherein we are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC
We have entered into an Investment Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company), under which The Boston Company provides day-to-day discretionary management of a portion of the Emerging Markets Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. The Boston Company is compensated directly by IMCO and not by the Fund.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of June 30, 2008, The Boston Company subadvised 13 mutual funds with assets under management of approximately $xx.x billion.

USAA Institutional Shares - 14

-------------------------------------------------------------------------------

BATTERYMARCH FINANCIAL MANAGEMENT, INC.
We have entered into an Investment Subadvisory Agreement Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch provides day-to-day discretionary management of a portion of the Emerging Markets Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Batterymarch is compensated directly by IMCO and not by the Fund.

Batterymarch is a registered investment adviser founded in 1969 and located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2008, Batterymarch had assets under management of approximately $xx billion.

MFS INVESTMENT MANAGEMENT (MFS) We have entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS provides day-to-day discretionary management of the International Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. MFS is compensated directly by IMCO and not by the Fund.

MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2008, net assets under the management of MFS were approximately $xxx billion. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of a fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for a fund.

HOW TO INVEST

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The purchase price will be the NAV per share next determined after we receive the request in proper form. A Fund's net asset value (NAV) per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send you your money within seven days after the effective date of redemption.

In addition, these Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (I.E., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy and sell fund shares at the NAV per share without a sales charge. A fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

                                                                 15 - Prospectus

USAA INSITUTIONAL SHARES
--------------------------------------------------------------------------------

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays net investment income dividends at least annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all net investment income dividends and realized capital gain distributions in additional shares of the Fund. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains on the sale or exchange of a Fund's capital assets held for more than one year.

SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

USAA Institutional Shares - 16

-------------------------------------------------------------------------------

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                 17 - Prospectus

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road
           San Antonio, Texas 78288


================================================================================

     If you would like more information about the Fund, you may call 800-531-USAA to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on usaa.com. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

xxxxx-0808      Investment Company Act File No. 811-7852          (C)2008, USAA.
                                                            All rights reserved.

                                     PART A

                               THE PROSPECTUS FOR THE
                  USAA AGGRESSIVE GROWTH FUND, USAA GROWTH FUND,
                    USAA INCOME FUND, USAA INCOME STOCK FUND,
                        USAA INTERMEDIATE-TERM BOND FUND,
                       USAA HIGH-YIELD OPPORTUNITIES FUND
              USAA SHORT-TERM BOND FUND, USAA SMALL CAP STOCK FUND,
                               AND USAA VALUE FUND
                              INSTITUTIONAL SHARES

                               IS INCLUDED HEREIN

[USAA
EAGLE
LOGO (R)]


         USAA INSTITUTIONAL SHARES
           USAA Aggressive Growth Fund
           USAA Growth Fund
           USAA Income Fund
           USAA Income Stock Fund
           USAA Intermediate-Term Bond Fund
           USAA High-Yield Opportunities Fund
           USAA Short-Term Bond Fund
           USAA Small Cap Stock Fund
           USAA Value Fund


P R O S P E C T U S



                              TABLE OF CONTENTS
                             -------------------------------------------------

                              USAA Aggressive Growth Fund                  2
                              USAA Growth Fund                             6
                              USAA Income Fund                            10
                              USAA Income Stock Fund                      15
                              USAA Intermediate-Term Bond Fund            18
                              USAA High-Yield Opportunities Fund          23
                              USAA Short-Term Bond Fund                   27
August 1,  2008               USAA Small Cap Stock Fund                   32
                              USAA Value Fund                             36
                              Management and Advisory Services            40
                              How to Invest                               44
                              How to Redeem                               44
                              Shareholder Information                     44

     As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

Each Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term "shares" as it relates to the Funds listed in this prospectus means the institutional shares offered through this prospectus.

AGGRESSIVE GROWTH FUND

OBJECTIVE

The Aggressive Growth Fund's investment objective is capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Marsico Capital Management, LLC (Marsico Capital) to serve as subadviser of the Fund. Marsico Capital is responsible for investing the Fund's assets.

The Fund's strategy to achieve its objective is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

NONDIVERSIFICATION RISK: The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

INITIAL PUBLIC OFFERINGS (IPO) RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

DERIVATIVES RISK. The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security,

USAA Institutional Shares - 2

-------------------------------------------------------------------------------

index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

As with other mutual funds, losing money is a risk of investing in this Fund. An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR            TOTAL RETURNS
                    1998                      22.22%
                    1999                      91.09%
                    2000                     -19.95%
                    2001                     -33.38%
                    2002                     -30.60%
                    2003                      30.79%
                    2004                      13.03%
                    2005                       7.23%
                    2006                       5.33%
                    2007                      14.88%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

          Best Quarter*                           Worst Quarter*
          51.19% 4th Qtr. 1999             -34.20% 1st Qtr. 2001

        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                  3 - Prospectus

USAA INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                         SINCE
                                   PAST 1      PAST 5     PAST 10      INCEPTION
                                   YEAR        YEARS       YEARS        10/19/81
--------------------------------------------------------------------------------
Return Before Taxes                14.88%     13.91%       5.19%         9.45%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                   14.84%     13.90%       4.57%         8.23%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions
and Sale of Fund Shares             9.73%     12.23%       4.23%         7.88%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for
fees, expenses, or taxes)          11.81%     12.11%       3.83%        11.46%+
--------------------------------------------------------------------------------
Lipper Large-Cap Growth
Growth Funds Index**
(reflects no deduction
for taxes)                         14.97%     12.06%       3.64%        11.36%+
--------------------------------------------------------------------------------

* The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

+ The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated with a commencement date of September 30, 1981, while the Fund's inception date is October 19, 1981. There may be a slight variation in the comparative performance numbers because of this difference.

     FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                           .49%a
       Distribution and Service (12b-1) Fees     None
       Other Expenses                           .17%
       TOTAL ANNUAL OPERATING EXPENSES          .66%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.46% by 0.03%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reduction of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.61% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .66%
           Reimbursement from IMCO                                (.05%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .61%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     -----------------------------------------------------------
             $67        $211            $368          $822

USAA Institutional Shares - 4

-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund principally invests its assets in equity securities that tend to consist primarily of a portfolio of stocks of large companies selected for their growth potential. The Fund will normally hold a core position of 35-50 common stocks. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund also may invest through initial public offerings.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

In selecting investments for the Fund, Marsico Capital uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection.

The top-down approach may take into consideration such macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico Capital also may examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the top-down analysis, Marsico Capital seeks to identify sectors, industries, and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be suitable for investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (E.G., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates, and other indications that a company or security may be an attractive investment prospect. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell the Fund's investments in companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or if there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of large-cap (typically having market capitalization in the range of $4 billion or more) companies and securities. However, the Fund also typically may include companies with more aggressive growth characteristics, and companies undergoing significant changes:
E.G., the introduction of a new product line, the appointment of a new management team, or an acquisition.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

                                                                  5 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

PORTFOLIO MANAGER

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and has managed the investment program of the Fund since June 2002. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

GROWTH FUND

OBJECTIVE

The Growth Fund's investment objective is long-term growth of capital.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) and The Renaissance Group, LLC (Renaissance) to serve as subadvisers of the Fund. Loomis Sayles and Renaissance are responsible for managing the portion of the Fund's assets allocated to each of them by us.

The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

USAA Institutional Shares - 6

-------------------------------------------------------------------------------

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1998                     32.13%
                    1999                     21.67%
                    2000                    -19.06%
                    2001                    -23.84%
                    2002                    -31.79%
                    2003                     24.88%
                    2004                     12.66%
                    2005                      9.65%
                    2006                     -0.46%
                    2007                     19.70%

                           Six-Month YTD Total Return
                                 x.xx% 6/30/08)

          Best Quarter*                         Worst Quarter*
          26.08% 4th Qtr. 1998           -25.51% 3rd Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                  7 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                        SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS      4/5/71
--------------------------------------------------------------------------------
Return Before Taxes                   19.70%    12.95%      2.20%       6.70%
-------------------------------------------------------------------------------
Return After Taxes on Distributions   19.69%    12.94%      1.82%       5.10%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares               12.81%    11.36%      1.80%       5.01%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                   11.81%    12.11%      3.83%       N/A
--------------------------------------------------------------------------------
Lipper Large Cap Growth Funds Index**
(reflects no deduction for taxes)     14.97%    12.06%      3.64%       N/A
--------------------------------------------------------------------------------
[FOOTNOTES]

* The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .75%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .15%
       TOTAL ANNUAL OPERATING EXPENSES                  .90%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.75% by less than 0.01%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reduction of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.87% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .90%
           Reimbursement from IMCO                                (.03%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .87%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

            1 YEAR     3 YEARS        5 YEARS       10 YEARS
     ------------------------------------------------------------
            $92          $287          $498          $1,108

USAA Institutional Shares - 8

------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund's assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund's investment in convertible securities is limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets also may be invested through initial public offerings.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

LOOMIS SAYLES

The Loomis Sayles large-cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market-leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

RENAISSANCE

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Our investment process consists of the three distinct stages.

PROFITABILITY & FINANCIAL STRENGTH ANALYSIS: Our stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

MULTI-DIMENSIONAL ANALYSIS: Typically, we are then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

QUALITATIVE ANALYSIS: At this point, our analysis becomes purely qualitative. Our analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. We utilize outside research sources as well as our own analysis in this effort.

                                                                  9 - Prospectus

USAA INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. Our scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on our scoring process, is considered an automatic sale candidate, and triggers our sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

LOOMIS SAYLES

The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since July 2004.

PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since July 2004.

RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a portfolio manager in 1999 and has managed the Fund since July 2004.

RENAISSANCE

MICHAEL E. SCHROER, CFA, Managing Partner & Chief Investment Officer. Mr. Schroer has 24 years of investment experience and has been with Renaissance since 1984. As Chief Investment Officer and Managing Partner for Renaissance, Mr. Schroer supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He is the lead portfolio manager for the large-cap growth strategy at Renaissance.

PAUL A. RADOMSKI, CPA, CFA, Managing Partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm's small cap growth portfolios, as well as contributing to the management of the firm's other equity and balanced products.

ERIC J. STRANGE, CPA, CFA, Research Analyst. Mr. Strange recently joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of our overall stock selection process for client portfolios. Prior to joining Renaissance, he served as portfolio manager and research analyst at Fifth Third Asset Management for the firm's large- and mid-cap growth portfolios from 2002 - 2006.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

INCOME FUND

OBJECTIVE

The Income Fund's investment objective is maximum current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows. Additionally, there are risks associated with investing in real estate investment trusts (REITs), derivatives, and mortgage-backed securities and securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie
Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

|X| IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase,

USAA Institutional Shares - 10

------------------------------------------------------------------------------

     which would likely increase the Fund's net asset value and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund may invest in equity securities, it can be subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

REITS INVESTMENT RISK: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

U.S. GOVERNMENT-SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities by other GSEs, such as Freddie Mac and Fannie Mae, are
                                                                 11 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

YIELD

All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2007, was 5.08%.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR       TOTAL RETURN
                    1998                 8.75%
                    1999                -3.85%
                    2000                13.34%
                    2001                 7.58%
                    2002                 8.63%
                    2003                 4.91%
                    2004                 4.52%
                    2005                 2.96%
                    2006                 4.16%
                    2007                 5.03%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

     Best Quarter*                           Worst Quarter*
     51.19% 4th Qtr. 1999             -34.20% 1st Qtr. 2001

        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

USAA Institutional Shares - 12

-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR THE PERIODS ENDED DECEMBER 31, 2007

                                                                        SINCE
                                            PAST 1  PAST 5   PAST 10   INCEPTION
                                             YEAR    YEARS    YEARS     3/4/74
--------------------------------------------------------------------------------
Return Before Taxes                          5.03%   4.31%    5.52%     8.92%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          3.22%   2.61%    3.26%     5.39%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                      3.24%   2.68%    3.33%     5.37%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index*
(reflects no deduction for fees, expenses,
or taxes)                                    6.97%   4.42%    5.97%      N/A
--------------------------------------------------------------------------------
Lipper A Rated Bond Funds Index**
(reflects no deduction for taxes)            4.55%   4.10%    5.19%      N/A
--------------------------------------------------------------------------------
[FOOTNOTES]
 * The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 ** The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. This category includes funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.


FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .28%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .14%
       TOTAL ANNUAL OPERATING EXPENSES                  .42%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper A Rated Bond Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.24% by 0.04%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.40% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:


           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .42%
           Reimbursement from IMCO                                (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .40%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     ------------------------------------------------------------
             $43        $135            $235          $530


PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the

                                                                 13 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] WHAT TYPES OF SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

[ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                         LONG-TERM         SHORT-TERM
RATING AGENCY            DEBT SECURITIES   DEBT SECURITIES
-----------------------------------------------------------
Moody's Investors                          At least Prime-3
Service                  At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                          At least A-3
Rating Group             At least BBB -    or SP-2

Fitch Ratings            At least BBB -    At least F3

Dominion Bond
Rating Service Limited   At least BBB low  At least R-2 low

A.M. Best Co., Inc.      At least bbb -    At least AMB-3

If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, up to 10% of the Fund's net assets may be invested in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund's statement of additional information.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGER

MARGARET WEINBLATT, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 27 years of investment management experience and has worked for us for seven years.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts, and ownership of Fund securities.

USAA Institutional Shares - 14

------------------------------------------------------------------------------

INCOME STOCK FUND

OBJECTIVE

The Income Stock Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management, Inc. (OFI Institutional) to serve as subadvisers of the Fund. GMO and OFI Institutional are responsible for managing the portion of the Fund's assets allocated to each of them by us.

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, including convertible securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

DIVIDEND PAYOUT RISK: This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

REITS INVESTMENT RISK: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

                                                                 15 - Prospectus

USAA INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR            TOTAL RETURNS
                    1998                       8.10%
                    1999                       2.46%
                    2000                      10.82%
                    2001                      -4.18%
                    2002                     -19.00%
                    2003                      25.76%
                    2004                      12.02%
                    2005                       5.79%
                    2006                      19.01%
                    2007                      -3.31%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

     Best Quarter*                          Worst Quarter*
     15.24% 4th Qtr. 2003            -20.13% 3rd Qtr. 2002

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                         SINCE
                                   PAST 1      PAST 5     PAST 10      INCEPTION
                                   YEAR        YEARS       YEARS        5/4/87
--------------------------------------------------------------------------------
Return Before Taxes                 -3.31%     11.39%       5.03%         9.60%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                    -4.81%     10.05%       3.25%         7.47%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions
and Sale of Fund Shares             -0.60%      9.68%       3.57%         7.40%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index*
(reflects no deduction for
fees, expenses, or taxes)           -0.17%     14.63%       7.68%        11.61%+
--------------------------------------------------------------------------------
Lipper Equity Income Funds Index**
(reflects no deduction
for taxes)                           2.98%     12.90%       6.16%         9.81%+
--------------------------------------------------------------------------------
[footnotes]
* The Russell 1000(R) Value Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Value Index measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.

** The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

+ The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated with a commencement date of April 30, 1987 while the Fund's inception date is May 4, 1987. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Institutional Shares - 16

--------------------------------------------------------------------------------

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .50%A
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .16%
       TOTAL ANNUAL OPERATING EXPENSES                  .66%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Equity Income Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment decreased the management fee of 0.50% by less than 0.01%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reduction of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.62% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:


           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .66%
           Reimbursement from IMCO                                (.04%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .62%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     -----------------------------------------------------------
             $67        $211            $368          $822

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy will be to normally invest at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

GMO

With respect to the portion of the Fund managed by GMO, the portfolio is generally traded each month and each rebalance is a step towards moving the portfolio to strength. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated. In addition, GMO seeks to control risk by limiting sector weights, style groups, and market capitalization ranges in the portfolio so that they do not deviate too far from those in the Russell 1000 Value Index. With the addition on August 1, 2005, of OFI Institutional as an additional subadviser of the Fund, GMO materially modified its investment techniques in managing its portion of the Fund, in part to place greater emphasis on risk control.

                                                                   17 Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

OFI INSTITUTIONAL

With respect to the portion of the Fund managed by OFI Institutional, a combination of quantitative models is used by OFI Institutional to identify those stocks that show the greatest potential for capital appreciation. The exact combination of models that is used varies by sector and is based on a proprietary process that OFI Institutional has developed over the years as a result of intensive and rigorous research. Typically, the portfolio that OFI Institutional manages will have a price-to-earnings ratio that is less than the Russell 1000 Value Index, and will have a yield at or above the Russell 1000 Value Index.

OFI Institutional examines the portfolio on a daily basis to identify those stocks that are no longer rated highly by the models. When a stock is sold, the stocks to be purchased for the portfolio are selected according to their perceived potential for capital appreciation as well as their ability to maintain the portfolio's balance with respect to sector and industry diversification, underlying fundamentals such as P/E ratio, and distribution of market capitalization.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

GMO

Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

SAM WILDERMAN is the director of the Division and the senior member of the Division responsible for managing the implementation and monitoring the overall portfolio management of the portfolios. Mr. Wilderman joined the Division as co-director in 2005. Prior to joining the U.S. Quantitative Division in 2005, Mr. Wilderman was responsible for research and portfolio management for the GMO Emerging Markets Division. He joined GMO in 1996.

OFI INSTITUTIONAL

OFI Institutional also employs a team approach in managing its portion of the Fund. The team is led by David Schmidt, Chief Investment Officer, Quantitative Equities. Mr. Schmidt oversees the quantitative equity investment process and is responsible for the ongoing analysis of the firms' quantitative models. He rejoined the firm in 1994 and has held his current responsibilities since 1999. He has managed the Fund since August 2005.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

INTERMEDIATE-TERM BOND FUND

OBJECTIVE

The Intermediate-Term Bond Fund's investment objective is high current income without undue risk to principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in a broad range of debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years. This 80% policy may be changed upon 60 days' notice to shareholders.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows. Additionally, there are risks associated with investing in debt securities of real estate investment trust (REITs), derivatives, mortgage-backed securities and securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any

USAA Institutional Shares - 18

------------------------------------------------------------------------------

     one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below-investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

|X| IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

REITS INVESTMENT RISK: Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

U.S. GOVERNMENT-SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

                                                                 19 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

YIELD

All mutual funds must use the same formula to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2007, was 5.60%.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

          CALENDAR YEAR       TOTAL RETURN
               2000*               9.01%
               2001                8.39%
               2002                5.76%
               2003                7.59%
               2004                3.94%
               2005                2.70%
               2006                4.70%
               2007                3.84%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

     Best Quarter**                        Worst Quarter**
     5.12% 3rd Qtr. 2001              -2.25% 2nd Qtr. 2004

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

USAA Institutional Shares - 20

-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007

                                                                       SINCE
                                            PAST 1       PAST 5      INCEPTION
                                             YEAR        YEARS        8/2/99
--------------------------------------------------------------------------------
 Return Before Taxes                         3.84%       4.54%         5.65%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions         1.98%       2.79%         3.47%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions and
 Sale of Fund Shares                         2.47%       2.85%         3.49%
--------------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Bond
 Index* (reflects no deduction for fees,
 expenses, or taxes)                         6.97%       4.42%         6.31%+
--------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade
 Funds Index** (reflects no deduction
 for taxes)                                  5.43%       4.37%         5.88%+
--------------------------------------------------------------------------------
[footnotes]
* The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

 ** The Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. This category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

 + The performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.


FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .33%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .15%
       TOTAL ANNUAL OPERATING EXPENSES                  .48%B,C

[FOOTNOTES]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Intermediate Investment Grade Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment did not affect the management fee of 0.33%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.46% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:


           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .48%
           Reimbursement from IMCO                                (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .46%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     -----------------------------------------------------------
             $49        $154            $269          $604

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. We will

                                                                 21 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

maintain a dollar-weighted average portfolio maturity between three and ten years.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

[ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                         LONG-TERM         SHORT-TERM
RATING AGENCY            DEBT SECURITIES   DEBT SECURITIES
-----------------------------------------------------------
Moody's Investors                          At least Prime-3
Service                  At least Baa3     or MIG 3/VMIG 3

Standard & Poor's                          At least A-3
Rating Group             At least BBB -    or SP-2

Fitch Ratings            At least BBB -    At least F3

Dominion Bond
Rating Service Limited   At least BBB low  At least R-2 low

A.M. Best Co., Inc.      At least bbb -    At least AMB-3

If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, up to 10% of the Fund's net assets may be invested in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund's statement of additional information.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGER

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2000. Mr. Freund has 18 years of investment management experience and has worked for us for 13 years.

JULIANNE BASS, CFA, executive director, portfolio manager in USAA Investment Management Company, has co-managed the Fund since January 2007. She has 19 years of investment management experience and has worked for USAA for seven years.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

USAA Institutional Shares - 22

-------------------------------------------------------------------------------

HIGH-YIELD OPPORTUNITIES FUND

OBJECTIVE

The High-Yield Opportunities Fund's investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, or preferred stocks. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows. Additionally, there are risks associated with investing in derivatives, mortgage-backed securities and securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

CREDIT RISK: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities. The securities in the Fund's portfolio are subject to credit risk. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

MARKET ILLIQUIDITY: The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

|X| IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

|X| IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

STOCK MARKET RISK: Because this Fund may invest in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

                                                                 23 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

U.S. GOVERNMENT-SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objectives will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

YIELD

All mutual funds must use the same formula to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2007, was 7.99%.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31
     *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

                    CALENDER YEAR   TOTAL RETURN
                         2000*          -1.96%
                         2001            7.83%
                         2002           -4.66%
                         2003           26.52%
                         2004           10.57%
                         2005            3.30%
                         2006           11.00%
                         2007            1.27%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

     Best Quarter**                        Worst Quarter**
     10.19% 2nd Qtr. 2003             -7.38% 2nd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

USAA Institutional Shares - 24

------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                  PAST 1 YEAR     PAST 5 YEARS       8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                     1.27%       10.19%            6.68%
--------------------------------------------------------------------------------
Return After Taxes on Distributions    -1.18%        7.44%            3.38%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 0.89%        7.17%            3.63%
--------------------------------------------------------------------------------
Credit Suisse High Yield Index*
(reflects no deduction for fees,
expenses, or taxes)                     2.65%       10.96%            6.84%+
--------------------------------------------------------------------------------
Lipper High Current Yield Bond Funds
Index** (reflects no deduction for
taxes)                                  2.13%       10.07%            4.26%+
--------------------------------------------------------------------------------
[footnotes]
   * The Credit Suisse High Yield Index (formerly known as the CSFB Global High Yield Index) is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market.

   ** The Lipper High Current Yield Bond Funds Index tracks the total return performance of the 30 largest Funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed income securities, has no quality of maturity restrictions, and tends to invest in lower grade debt issues.

   + The performance of the Credit Suisse High Yield Index and the Lipper High Current Yield Bond Funds Index is calculated with a commencement date of July 31, 1999, while the Fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional Shares' first year of operation.

       Management Fee                                  .52%a
       Distribution and Service (12b-1) Fees           None
       Other Expenses                                  .17%
       TOTAL ANNUAL OPERATING EXPENSES                 .69%B,C

[footnotes] a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper High Current Yield Bond Funds Index. For the fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.50% by 0.02%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.65% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .69%
           Reimbursement from IMCO                                (.04%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .65%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     ------------------------------------------------------------
             $70        $221            $384          $859

                                                                 25 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of the its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, or preferred stocks, with an emphasis on non-investment-grade debt securities.

The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may have an adverse affect on Fund performance.

[ARROW] WHAT ARE CONSIDERED HIGH-YIELD SECURITIES?

We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund's assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These "non-investment-grade" securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

[ARROW] HOW IS THIS FUND DIFFERENT FROM A FUND THAT INVESTS PRIMARILY IN INVESTMENT-GRADE BONDS?

Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally only offer a greater potential return for accepting a greater level of risk. The two most common risks are CREDIT RISK - or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

As a result, high-yield funds have often acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

[ARROW] WHAT IS A CREDIT RATING?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M.
Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

[ARROW] WHAT ARE THE PRINCIPAL TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST?

The securities in which the Fund principally invests may include, obligations of U.S., state, and local governments, their agencies and

USAA Institutional Shares - 26

-------------------------------------------------------------------------------

instrumentalities;   mortgage-  and  asset-backed  securities;   corporate  debt
securities;   repurchase  agreements; and  other  securities  believed  to  have debt-like characteristics, including synthetic securities.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. We may invest up to 20% of the Fund's assets in foreign non-dollar-denominated securities traded outside the United States. We may also invest the Fund's assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We will also explore opportunities for capital appreciation.

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We will also sell a security if we find a more compelling value in the market.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGER

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since its inception in August 1999. Mr. Freund has 18 years of investment management experience and has worked for us for 13 years.

JULIANNE BASS, CFA, executive director, portfolio manager in USAA Investment Management Company, has co-managed the Fund since January 2007. She has 19 years of investment management experience and has worked for USAA for seven years.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

SHORT-TERM BOND FUND

OBJECTIVE

The  Short-Term  Bond  Fund's  investment   objective  is  high  current  income
consistent with preservation of principal. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in a broad range of investment-grade debt securities. This 80% policy may be changed upon 60 days' notice to shareholders. We will maintain a dollar-weighted average portfolio maturity of three years or less.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows. Additionally, there are risks associated with investing in real estate investment trusts (REITs), derivatives, mortgage-backed securities and securities issued by certain U.S. government sponsored enterprises, such as Freddie Mac or Fannie
Mae, which are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

|X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

|X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

                                                                27 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

|X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

|X| IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in the Fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

REITS INVESTMENT RISK: Investing in debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund is also subject to credit risk.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

U.S. GOVERNMENT-SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, such as Freddie Mac and Fannie Mae, are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

USAA Institutional Shares - 28

-------------------------------------------------------------------------------

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

YIELD

All mutual funds must use the same formula to calculate YIELD. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2007, was 5.14%.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR            TOTAL RETURNS
                    1998                       5.03%
                    1999                       4.06%
                    2000                       7.12%
                    2001                       5.07%
                    2002                      -0.12%
                    2003                       4.25%
                    2004                       1.88%
                    2005                       2.29%
                    2006                       4.71%
                    2007                       5.77%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

     Best Quarter*                          Worst Quarter*
     3.30% 3rd Qtr. 2001              -3.11% 4th Qtr. 2001

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                 29 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                         SINCE
                                   PAST 1      PAST 5     PAST 10      INCEPTION
                                   YEAR        YEARS       YEARS        6/1/93
-------------------------------------------------------------------------------
Return Before Taxes                5.77%        3.77%       3.99%       4.60%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions                      4.08%        2.37%       2.05%       2.52%
-------------------------------------------------------------------------------
Return After Taxes on
Distributions and Sale
of Fund Shares                     3.72%        2.39%       2.20%       2.62%
-------------------------------------------------------------------------------
Lehman Brothers 1-3
Government/Credit Index*
(reflects no deduction for
fees, expenses, or taxes)          6.83%        3.38%       4.99%       5.20%+
 ------------------------------------------------------------------------------
Lipper Short Investment Grade
Bond Funds Index**
reflects no deduction for taxes)   4.80%        3.03%       4.30%       4.69%+
-------------------------------------------------------------------------------
[footnotes]
* The broad-based Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

** The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years.

+ The performance of the Lehman Brothers 1-3 Government/Credit Index and the Lipper Short Investment Grade Bond Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .28%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .15%
       TOTAL ANNUAL OPERATING EXPENSES                  .43%B,C

[FOOTNOTES]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Short Investment Grade Bond Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.24% by 0.04%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.41% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .43%
           Reimbursement from IMCO                                (.02%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .41%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     -----------------------------------------------------------
             $44        $138            $241          $542

USAA Institutional Shares - 30

------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of its assets in U.S. dollar-denominated debt securities. We will maintain a dollar-weighted average portfolio maturity of three years or less.

[ARROW] WHAT TYPES OF DEBT SECURITIES MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

[ARROW] WHAT IS THE CREDIT QUALITY OF THE DEBT SECURITIES?

The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                        LONG-TERM           SHORT-TERM
RATING AGENCY           DEBT SECURITIES     DEBT SECURITIES
----------------------------------------------------------------
Moody's Investors                            At least Prime-3
Service                  At least Baa3       or MIG 3/VMIG 3

Standard & Poor's                            At least A-3
Ratings Group            At least BBB-       or SP-2

Fitch Ratings            At least BBB-       At least F3

Dominion Bond

Rating Service Limited   At least BBB low    At least R-2 low
A.M. Best Co., Inc.      At least bbb-       At least AMB-3

If the security does not meet the investment-grade requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment grade security of the same issuer.

In addition, up to 5% of the Fund's net assets may be invested in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund's statement of additional information.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has managed the Fund since May 2002. Mr. Freund has 18 years of investment management experience and has worked for us for 13 years.

JULIANNE BASS, CFA, executive director, portfolio manager in USAA Investment Management Company, has co-managed the Fund since January 2007. She has 19 years of investment management experience and has worked for USAA for seven years.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

                                                                 31 - Prospectus

USAA INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

SMALL CAP STOCK FUND

OBJECTIVE

The Small Cap Stock Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadvisers of the Fund. Wellington Management and Batterymarch are responsible for managing the portion of the Fund's assets allocated to each of them by us.

The Fund's strategy to achieve its objective is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon 60 days' notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows:

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

SMALL-CAP COMPANY RISK: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. This Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| Emerging Markets Risk. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| Political Risk. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

INITIAL PUBLIC OFFERINGS (IPO) RISK: The Fund's assets may be invested in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

USAA Institutional Shares - 32

------------------------------------------------------------------------------

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31
     *FUND BEGAN OPERATIONS ON AUGUST 2, 1999.

          CALENDER YEAR    TOTAL RETURNS
               2000*          -13.92%
               2001            -9.14%
               2002           -10.93%
               2003            27.36%
               2004            18.77%
               2005             7.96%
               2006            15.32%
               2007            -0.79%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

            Best Quarter**                     Worst Quarter**
            17.37% 4th Qtr. 2001         -18.89% 4th Qtr. 2000

    ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                                                                 33 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007

                                                                        SINCE
                                                                      INCEPTION
                                    PAST 1 YEAR    PAST 5 YEARS         8/2/99
--------------------------------------------------------------------------------
Return Before Taxes                    -0.79%          13.32%           6.66%
--------------------------------------------------------------------------------
Return After Taxes on Distributions    -3.11%          12.10%           5.98%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                0.727%          11.30%           5.63%
--------------------------------------------------------------------------------
Russell 2000(R) Index* (reflects no
deduction for fees, expenses, or       -1.57%          16.25%           8.02%
taxes)
--------------------------------------------------------------------------------
S&P SmallCap 600(R) Index**
(reflects no deduction for fees,
expenses, or taxes)                    -0.30%          16.04%          10.46%+
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index***
(reflects no deduction for  taxes)      1.92%          15.76%           9.83%+
--------------------------------------------------------------------------------
[footnotes]
* The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Rusell Company. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of September 30, 2007, the
    average-weighted market capitalization of the Russell 2000 Index was approximately $1.3 billion; the medial market capitalization was approximately $652 million. The largest company in the Index had an approximate market capitalization of $5.2 billion.

** The S&P SmallCap 600 Index is an unmanaged market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

*** The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P Composite 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 600 Index.

+ The performance of the Russell 2000 Index, the S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated with a commencement date of July 31, 1999, while the fund's inception date is August 2, 1999. There may be a slight variation in the comparative performance numbers because of this difference.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                            .77%a
       Distribution and Service (12b-1) Fees     None
       Other Expenses                            .21%
       TOTAL ANNUAL OPERATING EXPENSES           .98%B,C

[footnotes]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Small-Cap Core Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.75% by 0.02%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reduction of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.91% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:

           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)     .98%
           Reimbursement from IMCO                                (.07%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .91%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year,

USAA Institutional Shares - 34

-------------------------------------------------------------------------------

but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     ----------------------------------------------------------
             $100       $312            $542         $1,201

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund's portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

[ARROW] WHAT DEFINES SMALL-CAP STOCKS?

The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. As of June 30, 2008, the largest market capitalization stock in the S&P SmallCap 600 Index was approximately $x.xx billion and the smallest market capitalization stock was approximately $xx million. As of June 30, 2008, the largest market capitalization stock in the Russell 2000 Index was approximately $x.x billion and the smallest market capitalization stock was approximately $xx million. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor's makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

[ARROW] WILL THE FUND CONTINUE TO HOLD THESE SECURITIES IF THEIR MARKET CAPITALIZATION NO LONGER MEETS THIS DEFINITION?

For purposes of this Fund's investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

WELLINGTON MANAGEMENT

Wellington Management's small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (E.G., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows are also integral components of the valuation process.

Stocks are sold when they achieve Wellington Management's target prices, appreciate substantially beyond Wellington Management's market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

BATTERYMARCH

Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is generally run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractive-


                                                                 35 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

ness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria.

Stocks will be considered for sale if they appreciate beyond Batterymarch's market capitalization limits, or if their quantitative ranking falls into the sell category.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT

STEPHEN T. O'BRIEN, CFA, senior vice president and equity portfolio manager of Wellington Management, has served as portfolio manager of the Fund since December 2003. Mr. O'Brien joined Wellington Management as an investment professional in 1983.

TIMOTHY J. MCCORMACK, CFA, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Fund since December 2003.

SHAUN F. PEDERSEN, vice president and equity research analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen worked as an investment professional with Thomas Weisel Asset Management (2001-2004).

BATTERYMARCH

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Members of Batterymarch's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

Yu-Nien (Charles) Ko, CFA, Stephen A. Lanzendorf, CFA, and Anthony C. Santosus, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

YU-NIEN (CHARLES) KO, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has seven years of investment experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006.

STEPHEN A. LANZENDORF, CFA, is a co-director and senior portfolio manager of the Batterymarch U.S. investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as director of Quantitative Strategies at Independence Investments (1999-2005).

ANTHONY C. SANTOSUS, CFA, has 20 years of investment experience and has managed the Fund since December 2003. Mr. Santosus joined Batterymarch's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development
(1990-2001). He also served as an investment technologist and quantitative analyst at Putnam.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

VALUE FUND

OBJECTIVE

The Value Fund's investment objective is long-term growth of capital. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) to serve as subadviser of the Fund. BHMS is responsible for investing the Fund's assets. The Fund's strategy to achieve its objective is investing primarily in equity securities of companies that are considered to be undervalued.

USAA Institutional Shares - 36

-----------------------------------------------------------------------------


Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. We are the Fund's investment adviser.

PRINCIPAL RISKS OF INVESTING

The principal risks of investing in this Fund are as follows.

STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

|X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

FLUCTUATION OF INVESTMENT VALUE

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

TOTAL RETURN

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

[BARCHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31
*FUND BEGAN OPERATIONS ON AUGUST 3, 2001.

          CALENDER YEAR           TOTAL RETURN
               2002*                 -18.31%
               2003                   27.55%
               2004                   18.69%
               2005                    8.28%
               2006                   16.63%
               2007                    1.29%

                           Six-Month YTD Total Return
                                  xx% (6/30/08)

          Best Quarter**                       Worst Quarter**
          14.94% 2nd Qtr. 2003           -16.48% 3rd Qtr. 2002

     ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

                                                                 37 - Prospectus

USAA INSTITUTIONAL SHARES
------------------------------------------------------------------------------

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assume that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                                                                          SINCE
                                                                      INCEPTION
                                     PAST 1 YEAR      PAST 5 YEARS       8/3/01
--------------------------------------------------------------------------------
Return Before Taxes                     1.29%           14.13%            9.27%
--------------------------------------------------------------------------------
Return After Taxes on Distributions     0.68%           13.45%            8.69%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                 1.67%           12.29%            7.98%
--------------------------------------------------------------------------------
Russell 3000(R) Value Index*
(reflects no deduction for fees,
expenses, or taxes)                    -1.01%           14.69%            7.82%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Index**
(reflects no deduction for taxes)      -1.04%           13.45%            6.60%+
--------------------------------------------------------------------------------
[FOOTNOTES]
* The Russell 3000(R) Value Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

** The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index.

+ The performance of the Lipper Multi-Cap Value Funds Index and the Russell 3000 Value Index is calculated with a commencement date of July 31, 2001, while the Fund's inception date is August 3, 2001. There may be a slight variation in the comparative performance numbers because of this difference.

USAA Institutional Shares - 38

-----------------------------------------------------------------------------

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" such as custodian, administration and servicing, transfer agency, and legal fees have been estimated for the Fund's institutional shares' first year of operation.

       Management Fee                                   .77%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .25%
       TOTAL ANNUAL OPERATING EXPENSES                 1.02%B,C

[FOOTNOTES]
     a A performance fee adjustment may increase or decrease the management fee by +/- 0.06%. The performance adjustment is calculated by comparing the performance of the Fund's shares during the relevant performance period to that of the Lipper Multi-Cap Value Funds Index. For the Fund's fiscal year ended July 31, 2007, the performance fee adjustment increased the management fee of 0.75% by 0.02%.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Total annual operating expenses reflect total annual operating expenses of the Fund before reduction of any expenses paid indirectly.

     c For the first two fiscal years, we have voluntarily agreed to limit the Fund's institutional shares total annual operating expenses to 0.91% of the Fund's average net assets, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the actual total annual operating expenses of the Fund's institutional shares would be as follows:


           Actual Total Annual Operating Expenses
              Including Acquired Fund Fees and Expenses (AFFE)    1.02%
           Reimbursement from IMCO                                (.11%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND INCLUDING AFFE               .91%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund's institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS          5 YEARS      10 YEARS
     -------------------------------------------------------------
            $104        $325            $563         $1,248

PRINCIPAL INVESTMENT STRATEGIES

[ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

[ARROW] WHAT IS A VALUE FUND?

Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities' current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being "undervalued," and the stocks' share prices are typically below average in comparison to such factors as earnings and book value.

[ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

[ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

[ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined

                                                                 39 - Prospectus

USAA INSITUTIONAL SHARES
-------------------------------------------------------------------------------

process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

PORTFOLIO MANAGERS

BHMS' all-cap strategy is managed in a team approach by its equity portfolio managers.

TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 20 years of investment management experience and has managed the Fund since July 2004.

MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 12 years of investment management experience and has managed the Fund since July 2004.

JAMES S. MCCLURE, CFA, joined BHMS as a principal in July 1995. He has over 32 years of investment management experience and has managed the Fund since July 2004.

JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.

RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 28 years of investment management experience and has managed the Fund since July 2004.

ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004.

JOHN P. HARLOE, CFA, joined BHMS as a principal in July 1995. He has over 29 years of investment management experience and has managed the Fund since July 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

MANAGEMENT AND
  ADVISORY SERVICES

IMCO serves as the manager, of the Online Shares of the Funds listed in this prospectus. We are an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We has approximately $xx billion in total assets under management as of June 30, 2008.

ADVISORY SERVICES

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds; Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of each Fund's Advisory and, where applicable, Subadvisory Agreements will be available in each Fund's annual report to shareholders for the period ended June 30, 2008.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

AGGRESSIVE GROWTH FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths one hundredths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion. The base fee for the fiscal year ended July 31, 2007, restated to reflect these current fees, would have been equal to 0.46% of the Fund's average net assets over the same period.

GROWTH FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average

USAA Institutional Shares - 40

--------------------------------------------------------------------------------

annual net assets. We can modify or terminate this arrangement at any time.

INCOME FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

INCOME STOCK FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year.

INTERMEDIATE-TERM BOND FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The effective base fee for the fiscal year ended July 31, 2007, was equal to 0.32% of the Fund's average net assets over the same period. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.65% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

HIGH-YIELD OPPORTUNITIES FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper High Current Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets for the fiscal year. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

SHORT-TERM BOND FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average net assets for the fiscal year.

SMALL CAP STOCK FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.40% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

VALUE FUND: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.15% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

PERFORMANCE ADJUSTMENT

Each Fund's performance adjustment is calculated monthly by comparing the performance of the Fund's shares to that of the appropriate Lipper Index over the performance period. The performance period for the Fund's shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's shares over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 41 - Prospectus

USAA INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     AGGRESSIVE GROWTH       GROWTH         INCOME STOCK
     SMALL CAP STOCK         VALUE

     OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX               (IN BASIS POINTS AS A PERCENTAGE OF THE
      (IN BASIS POINTS)(1)           AVERAGE NET ASSETS OF THE FUND'S SHARES)
    --------------------------------------------------------------------------
         +/- 100 to 400                          +/- 4
         +/- 401 to 700                          +/- 5
       +/- 701 and greater                       +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     INCOME                             INTERMEDIATE-TERM BOND
     HIGH-YIELD OPPORTUNITIES           SHORT-TERM BOND

   OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX               (IN BASIS POINTS AS A PERCENTAGE OF THE
      (IN BASIS POINTS)(1)           AVERAGE NET ASSETS OF THE FUND'S SHARES)
    --------------------------------------------------------------------------
          +/- 20 to 50                            +/- 4
          +/- 51 to 100                           +/- 5
       +/- 101 and greater                        +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment with respect to the shares for a performance period whenever the Fund's shares outperform their Lipper Index over that period, even if the Fund's shares had overall negative returns during the performance period. For the fiscal year ended July 31, 2007, the performance adjustment increased or decreased the management fee for each Fund as follows:

     Aggressive Growth Fund +0.03%
     Growth +less than 0.01%
     Income Fund +0.04%
     Income Stock Fund -less than 0.01%
     Intermediate-Term Bond Fund adjustment did not affect the effective base management fee of 0.33%
     High-Yield Opportunities Fund +0.02%
     Short-Term Bond Fund +0.04%
     Small Cap Stock Fund +0.02%
     Value Fund +0.02%

SUBADVISORY SERVICES

Each Fund is authorized to use a "manager-of-managers" structure wherein we are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Funds' Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

MARSICO CAPITAL MANAGEMENT,  LLC
We have entered into an Investment Subadvisory Agreement with Marsico Capital Management, LLC (Marsico Capital, under which Marsico Capital provides day-to-day discretionary management of the Aggressive Growth Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Marsico Capital is compensated directly by IMCO and not by the Fund.

Marsico Capital is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico Capital was organized in September 1997, as a registered investment adviser. Marsico Capital provides investment services to other mutual funds and private accounts and, as of June 30, 2008, had approximately $XX billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

LOOMIS, SAYLES & COMPANY,  L.P.
We have entered into an Investment Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles), under which Loomis Sayles provides day-to-day discretionary management of a portion of the Growth Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Loomis Sayles is compensated directly by IMCO and not by the Fund.

Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of June 30, 2008, managed more than $xx billion in client assets.

THE RENAISSANCE GROUP LLC
We have entered into an Investment Subadvisory Agreement with The Renaissance Group, LLC, (Renaissance) under which Renaissance provides day-to-day discretionary management of a portion of the Growth Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Renaissance is compensated directly by IMCO and not by the Fund.

Renaissance, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset man-

USAA Institutional Shares - 42

------------------------------------------------------------------------------

agement company. As of June 30, 2008, Renaissance had $x.x billion in assets under management.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC
We have entered into an Investment Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO), under which GMO provides day-to-day discretionary management of a portion of the Income Stock Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. GMO is compensated directly by IMCO and not by the Fund.

GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110. GMO has 30 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of June 30, 2008, GMO managed on a worldwide basis approximately $XXX billion.

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.
We have entered into an Investment Subadvisory Agreement with OFI Institutional Asset Management, Inc. (OFI Institutional), under which OFI Institutional provides day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. OFI Institutional are compensated directly by IMCO and not by the Fund.

OFI Institutional, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, is an investment adviser registered under the Investment Advisers Act of 1940. OFI Institutional, a corporation organized under the laws of the state of New York, is the institutional arm of OppenheimerFunds, Inc., one of the country's largest investment organizations with approximately $XXX.X billion in assets under management as of June 30, 2008. OFI Institutional is dedicated to serving the needs of retirement plan sponsors, endowments, foundations, and other investment companies.

WELLINGTON MANAGEMENT COMPANY, LLP
We have entered into an Investment Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington
Management provides day-to-day discretionary management of a portion of the Small Cap Stock Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Wellington Management is compensated directly by IMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2008, Wellington Management had approximately $xxx billion in assets under management.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.
We have entered into an Investment Subadvisory Agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch provides day-to-day discretionary management of a portion of the Small Cap Stock Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. Batterymarch are compensated directly by IMCO and not by the Fund.

Batterymarch is a registered investment adviser founded in 1969 and is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of June 30, 2008, Batterymarch had approximately $xx.x billion in assets under management.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
We have entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), under which BHMS provides day-to-day discretionary management of the Value Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. BHMS is compensated directly by IMCO and not by the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of June 30, 2008, the firm managed more than $xx billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of a fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for a fund.

                                                                 43 - Prospectus

USAA INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

HOW TO INVEST

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The purchase price will be the NAV per share next determined after we receive the request in proper form. A Fund's NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send you your money within seven days after the effective date of redemption.

In addition, these Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (I.E., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy and sell fund shares at the NAV per share without a sales charge. A fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events it identifies that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the

USAA Institutional Shares - 44

-------------------------------------------------------------------------------

actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays net investment income dividends at least annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all net investment income dividends and realized capital gain distributions in additional shares of the Fund. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains on the sale or exchange of a Fund's capital assets held for more than one year.

SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                 45 - Prospectus

[USAA EAGLE
LOGO (R)]  9800 Fredericksburg Road
           San Antonio, Texas 78288



================================================================================

     If you would like more information about the Fund, you may call 800-531-USAA to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on usaa.com. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================


xxxxx-0808      Investment Company Act File No. 811-7852          (C)2008, USAA.
                                                            All rights reserved.

                                     PART B

                    THE STATEMENT OF ADDITIONAL INFORMATION
                   FOR THE PRECIOUS METALS AND MINERALS FUND,
                  EMERGING MARKETS FUND, AND INTERNATIONAL FUND
                              INSTITUTIONAL SHARES

                               IS INCLUDED HEREIN

[USAA EAGLE LOGO (R)]
USAA                                                     STATEMENT OF
MUTUAL                                                   ADDITIONAL INFORMATION
FUNDS TRUST                                              AUGUST 1, 2008

                       PRECIOUS METALS AND MINERALS FUND,
                  EMERGING MARKETS FUND, AND INTERNATIONAL FUND
                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, three of which are described in this Statement of Additional Information (SAI): the Precious Metals and Minerals Fund, Emerging Markets Fund, and International Fund (collectively, the Funds). Each Fund offers two classes of shares, retail shares and institutional shares. The Trust has the ability to offer additional funds or classes of shares. Each Fund is classified as diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The institutional shares are not offered for sale directly to the general public.

You may obtain a free copy of the prospectus dated August 1, 2008, for these Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-USAA. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Funds' prospectus.

Each Fund's financial statements for its most recent fiscal periods are contained in the Fund's Annual Report and Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments, contained in the most recent Annual Report, are incorporated in this SAI by reference. The Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments, contained in the most recent Semi-Annual Report, also are incorporated in this SAI by reference. No other portion of the Annual Report or Semi-Annual Report is incorporated by reference.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
PAGE
 2       Valuation of Securities
 3       Conditions of Purchase and Redemption
 3       Additional Information Regarding Redemption of Shares
 4       Investment Policies
 12      Investment Restrictions
 13      Portfolio Transactions and Brokerage Commissions
 16      Fund History and Description of Shares
 16      Tax Considerations
 18      Trustees and Officers of the Trust
 24      The Trust's Manager
 29      Portfolio Manager Disclosure
 38      Portfolio Holdings Disclosure
 39      General Information
 40      Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered only to the USAA Target Retirement Funds on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies other than ETFs are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                               INVESTMENT POLICIES

The sections captioned OBJECTIVE, INVESTMENT STRATEGY, and PRINCIPAL INVESTMENT STRATEGIES in the Funds' prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-coun-ter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

Each Fund may invest  their  assets in foreign  securities  purchased  in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. A Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Emerging Markets and International Funds may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2) may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

ADDITIONAL RESTRICTION

Each of the following funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies and Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended May 31, 2007, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                       VALUE OF SECURITIES
REGULAR BROKER-DEALER                   AS OF MAY 31, 2007

Citigroup Global Markets Inc.
 International                           $ 14,804,000
UBS AG
 International                           $ 45,934,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

  FUND                             2005         2006            2007
 Precious Metals and Minerals    $ 540,609   $   526,185     $   536,221
 Emerging Markets                $ 322,549   $   774,831     $ 1,463,201*
 International                   $ 849,094   $ 1,322,184     $ 1,656,915

* The repositioning of the portfolio due to a change in subadviser led to an increase in trading.

During the last three fiscal years ended May 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of each Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2007, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                  COMMISSIONS/                   TRANSACTION
 FUND                       UNDERWRITING CONCESSIONS               AMOUNTS

Emerging Markets                   $ 1,771                       $ 747,534

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

  FUND                               2006                2007
 Precious Metals and Minerals        29.43%              12.07%
 Emerging Markets                    47.88%             109.11%*
 International                       44.46%              37.90%

* The repositioning of the portfolio due to change in subadviser led to an increase in trading and portfolio turnover.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, three of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly was series of USAA Investment Trust, a Delaware Business Trust, which began offering shares of the Precious Metals and Minerals (formerly Gold) Fund on August 15, 1984, the International Fund on July 11, 1988, and the Emerging Markets Fund on November 7, 1994, and were reorganized into the Trust in August 2006. Each Fund offers two classes of shares, one identified as retail shares and one identifed as institutional shares. The institutional shares was established on November 13, 2007, and commenced offering on August 1, 2008.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-tomarket" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)  TERM OF OFFICE**  PRINCIPAL OCCUPATION(S)AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH    AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE               FUNDS        TIME SERVED       THE PAST FIVE YEARS                  TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (62)                                          (7/92-present), which is a postal     investment company
                                                      mail list management service.         consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D.  (62)                                           Research Institute (3/02-present);    investment company
                                                      Staff Analyst, Southwest Research     consisting of 45 funds
                                                      Institute (9/98-3/02), which focuses
                                                      in the fields of technological research.

Barbara B.            Trustee       January 2008      Jesse H. Jones Graduate School of     One registered
Ostdiek, Ph.D. (43)                                   Management, Associate Professor of    investment company
                                                      Management, Rice University (7/01-    consisting of 45 funds
                                                      present) and Academic Director,
                                                      El Paso Corporation Finance Center
                                                      (7/02-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (62)                                         Consulting (5/95-present), which      investment company
                                                      performs business valuations of large consisting of 45 funds companies to include the development
                                                      of annual business plans, budgets, and
                                                      internal financial reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (64)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                     POSITION(S)  TERM OF OFFICE    PRINCIPAL OCCUPATION(S)  AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH    AND LENGTH OF     OUTSIDE  DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS        TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (47)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        Chair of the Board of Directors       consisting of 45 funds
                      Chairman                        and Chief Investment Officer,
                                                      USAA Investment Management
                                                      Company (IMCO) (1/07-present);
                                                      President and Chief Executive
                                                      Officer, Director, and Chairman
                                                      of the Board of Directors, IMCO
                                                      (12/04-1/07); President and Chief
                                                      Executive Officer, Director, and
                                                      Vice Chairman of the Board of Directors,
                                                      IMCO (2/01-12/04). Mr. Claus also serves
                                                      as Chairman of the Board of Directors of
                                                      USAA Shareholder Account Services (SAS);
                                                      USAA Financial Planning Services Insurance
                                                      Agency, Inc. (FPS) and USAA Financial Advisors,
                                                      Inc. (FAI); and a director of USAA Life Insurance
                                                      Company (USAA Life) and USAA Federal
                                                      Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (57)          President                       Investments, IMCO (9/02-present);     investment company
                                                      Vice President.

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(45)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment Strategy   consisting of 45 funds
                                                      & Analysis, USAA (12/01-6/06).

                                       20

                     POSITION(S)  TERM OF OFFICE    PRINCIPAL OCCUPATION(S)  AND          NUMBER OF USAA
NAME, ADDRESS*       HELD WITH    AND LENGTH OF     OUTSIDE  DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE              FUNDS        TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Mark S. Howard        Secretary     September 2002    Senior Vice President, USAA Life/     One registered
(44)                                                  IMCO/FPS General Counsel,             investment company
                                                      USAA (10/03-present); Senior Vice     consisting of 45 funds
                                                      President, Securities Counsel, USAA
                                                      (12/02-10/03). Mr. Howard also
                                                      holds the officer positions of Senior
                                                      Vice President, Secretary and Counsel
                                                      for USAA Life, IMCO, SAS, FPS, and
                                                      FAI.

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
Jr. (47)                                              Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present); and Assistant   consisting of 45 funds
                                                      Treasurer, USAA family of funds
                                                      (7/00-2/08).

Rose Urbanczyk        Assistant     February 2008     Executive Director, Finance,          One registered
(46)                  Treasurer                       Senior Financial Officer, IMCO        investment company
                                                      (11/07-present); Senior Financial     consisting of 45 funds
                                                      Officer and Treasurer, FAI
                                                      (04/07-present); Executive Director,
                                                      Finance, Senior Financial Officer
                                                      and Treasurer, FPS (08/06-present);
                                                      Executive Director, Enterprise
                                                      Planning & Performance
                                                      Management (3/03-8/06);
                                                      Director, Accounting/Financial,
                                                      Corporate Financial Reporting,
                                                      Planning & Analysis IMCO (2/01-10/06).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(40)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual is an executive officer of the Manager: Dawn Cooper, Senior Vice President, Distribution Services. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2007.

                       PRECIOUS METALS     INTERNATIONAL         EMERGING
                       AND MINERALS FUND       FUND             MARKETS FUND
INTERESTED TRUSTEE

Christopher W. Claus         None         $10,001 - $50,000   $10,001 - $50,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben           None              None                  None
Robert L. Mason              None              None                  None
Michael F. Reimherr          None              None                  None
Richard A. Zucker            None         $10,001 - $50,000          None

                           USAA FUND
                            COMPLEX
                             TOTAL

INTERESTED TRUSTEE

Christopher W. Claus      Over $100,000


NON-INTERESTED TRUSTEES

Barbara B. Dreeben        Over $100,000
Robert L. Mason           Over $100,000
Michael F. Reimherr       Over $100,000
Richard A. Zucker         Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2007.

NAME                               AGGREGATE             TOTAL COMPENSATION
OF                             COMPENSATION FROM           FROM THE USAA
TRUSTEE                     FUNDS LISTED IN THIS SAI     FAMILY OF FUNDS (B)

INTERESTED TRUSTEE
Christopher W. Claus                None (a)                None (a)

NON-INTERESTED TRUSTEES
Barbara B. Dreeben              $   16,213               $    70,400
Robert L. Mason, Ph.D.          $   17,251               $    74,900
Michael F. Reimherr             $   15,867               $    68,900
Richard A. Zucker               $   18,636               $    80,900

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At May 31, 2007, the USAA Fund Complex consisted of one registered investment company offering 39 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the date of this SAI, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of April 30, 2008, USAA and its affiliates owned no shares of the Emerging Markets Fund, Precious Metals and Minerals Fund, and International Fund.

The following table identifies all persons who, as of April 30, 2008, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                           NAME AND ADDRESS
TITLE OF CLASS            OF BENEFICIAL OWNER               PERCENT OF CLASS

Precious Metals and           Pershing LLP
  Minerals Fund               Jersey City, NJ                    6.97%

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $xx billion, of which approximately $xx billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement dated August 1, 2006 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of the Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under MANAGEMENT AND ADVISORY SERVICES in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2009, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act). From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ending May 31, management fees were as follows:


  FUND                                2005            2006           2007
Precious Metals and Minerals Fund  $ 2,383,384     $ 3,134,195    $ 5,250,087
Emerging Markets Fund              $ 1,200,054     $ 2,353,337    $ 3,432,497
International Fund                 $ 4,221,479     $ 5,891,860    $ 9,086,869

The management fees of each Fund are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

         FUND                                             FEE RATE
     Precious Metals and Minerals Fund                      .75%
     Emerging Markets Fund                                 1.00%
     International Fund                                     .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

       FUND                                               LIPPER INDEX
     Precious Metals and Minerals Fund              Gold
     Emerging Markets Fund                          Emerging Markets
     International Fund                             International

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund's shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's shares over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                        PRECIOUS METALS AND MINERALS FUND
                              EMERGING MARKETS FUND
                               INTERNATIONAL FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX             ANNUAL ADJUSTMENT RATE
 (IN BASIS POINTS) 1                            (IN BASIS POINTS AS A PERCENTAGE
                                                     OF A AVERAGE NET ASSETS
                                                     OF THE FUND'S SHARES)
  +/- 100 to 400                                            +/- 4
  +/- 401 to 700                                            +/- 5
+/- 701 and greater                                         +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1                2             3             4             5            6
Fund Performance (a)             6.80%            5.30%        4.30%        (7.55%)       (-5.20%)       (3.65%)
Index Performance (a)            4.75%            5.15%        4.70%        (8.50%)       (-3.75%)       (3.50%)
                             -----------------------------------------------------------------------------------
Over/Under Performance (b)       + 205             +15          - 40          + 95         - 145            - 15
Annual Adjustment Rate (b)       + 6                0            -4           + 5           - 6                0
Monthly Adjustment Rate (c)      .0049%            n/a        (.0033%)       .0041%       (.0049%)           n/a
Base Fee for Month               $ 221,918      $ 221,918    $ 221,918     $ 221,918     $ 221,918     $ 221,918
Performance Adjustment           41,650             0         (28,050)       34,850       (41,650)             0
                             -----------------------------------------------------------------------------------
Monthly Fee                      $ 263,568      $ 221,918    $ 193,868     $ 256,768     $ 180,268     $ 221,918
                             ===================================================================================

(a) Average annual performance over a 36-month period

(b) In basis points

(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated August 1, 2006, with the Subadvisers identified below, under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The Subadvisory Agreement for the Emerging Markets Fund with to Batterymarch Financial Management, Inc. (Batterymarch) will remain in effect until October 1, 2008. Each other Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2009, Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the EMERGING MARKETS FUND, the Manager has entered into Subadvisory Agreements with The Boston Company Asset Management, LLC (The Boston Company) and Batterymarch. The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation. The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.80% for assets up to $100 million; 0.75% for assets over $100 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law.

For the INTERNATIONAL FUND, the Manager has entered into a Subadvisory Agreement with MFSIM. Effective January 1, 2006, the Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund and the International Fund. MFSIM MFS, a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for each Fund's institutional share class. We may also delegate one or more of our responsibilities to others at our expense.

For the last two fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees for the retail shares:

 FUND                                         2006              2007
Precious Metals and Minerals Fund         $   602,939        $ 1,020,895
Emerging Markets Fund                     $   359,918        $   527,316
International Fund                        $ 1,209,779        $ 1,828,297

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, the Funds reimbursed the Manager for these legal and tax services as follows:

 FUND                                         2006              2007
Precious Metals and Minerals Fund         $    16,771        $    14,398
Emerging Markets Fund                     $    16,366        $     8,007
International Fund                        $    27,430        $    23,494

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS'
recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA; (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for each Fund's institutional share class. In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2007, unless otherwise specified.

=======================================================================================================================
                        NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                           AND ASSETS BY ACCOUNT TYPE                         ADVISORY FEE IS BASED ON PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY                REGISTERED     OTHER POOLED                      REGISTERED     OTHER POOLED
PORTFOLIO    PORTFOLIO    INVESTMENT     INVESTMENT                        INVESTMENT     INVESTMENT
MANAGER      MANAGER      COMPANY        VEHICLES         OTHER ACCOUNTS   COMPANY        VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------

USAA

Precious Metals and
Minerals Fund
             Mark W.
             Johnson     1 ($63.9 mil)   0                0                1 ($63.9 mil)  0              0
-----------------------------------------------------------------------------------------------------------------------

MFS

International Fund

             David R.
             Mannheim    17 ($11.6 bil)  5 ($2.1 bil)     95 ($25.5 bil)   0              0              12 ($3.3 bil)

             Marcus L.
             Smith       13 ($9.9 bil)   0                26 ($7.1 bil)    0              0              2 ($683.8 mil)
-----------------------------------------------------------------------------------------------------------------------

THE BOSTON COMPANY

Emerging
Markets Fund
             D. Kirk
             Henry       12 ($8.13 bil)  8 ($5.64 bil)    70 ($17.16 bil)  0              0              2 ($703 mil)

             Carolyn M.
             Kedersha    12 ($8.13 bil)  8 ($5.64 bil)    70 ($17.16 bil)  0              0              2 ($703 mil)

             Michelle
             Chan        12 ($8.13 bil)  8 ($5.64 bil)    70 ($17.16 bil)  0              0              2 ($703 mil)

             Warren
             Skillman    12 ($8.13 bil)  8 ($5.64 bil)    70 ($17.16 bil)  0              0              2 ($703 mil)
-----------------------------------------------------------------------------------------------------------------------

BATTERYMARCH

Emerging Markets
Fund         David W.
             Lazenby     1 ($437.5 mil)  4 ($2,471.0 mil) 6 ($1,114.3 mil) 0              0              1 ($533.0 mil)
=======================================================================================================================

USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

PORTFOLIO MANAGER    FUND                                   DOLLAR RANGE
Mark W. Johnson      Precious Metals and Minerals Fund      $100,001-$500,000

MFS

CONFLICTS OF INTEREST: MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for a Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, MFS believes that a Fund's ability to participate in volume transactions will produce better executions for a Fund.

MFS does not receive a performance fee for its management of a Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

* Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

* Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

* The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Funds and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

* The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

* The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

* The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

* To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

* When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

* All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

* In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

* Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

* Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

* Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

* It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (I.E. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

*    The Boston Company does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

* The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2007, the following portfolio manager of The Boston Company beneficially owned securities of the USAA Fund they managed in the following dollar range.


PORTFOLIO MANAGER         FUND                              DOLLAR RANGE
Michelle Chan             USAA Emerging Markets Fund        $10,001 - $50,000

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account, including the Funds.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (I.E., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES: Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size.

Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS: In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds that are managed by Batterymarch, including the Portfolio Account. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

COMPENSATION:   Compensation  received  by  Batterymarch's   portfolio  managers
includes:

*    competitive  base salaries;

*    individual  performance-based  bonuses;

*    corporate  profit-sharing; and non-qualified deferred compensation plan.

To provide an incentive to retain key employees for the long term, a longterm cliff-vesting deferred compensation program has been implemented. Under this plan, a significant discretionary contribution is made annually to the deferred compensation plan on the employee's behalf. With limited exceptions, the employee must remain employed with the firm for a three year period after the date of contribution in order to vest the annual contribution.

The bonus and deferred compensation is discretionary compensation. The amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

* Short-term and longer-term investment performance of the products that the portfolio manager works on. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers;

*  Portfolio manager  assistance  in servicing  clients; and

*  Portfolio  manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is generally not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of May 31, 2007, no portfolio manager of Batterymarch beneficially owned any shares of the USAA Fund they managed.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     *Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     *Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

     *As disclosed in this SAI; and

     *As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street NW, Washington, DC 20006-1600, reviews certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D      This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This  designation  denotes  acceptable  credit  quality.   Liquidity  and
       cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG     This  designation   denotes   speculative-grade   credit  quality.   Debt
       instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP      Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
       vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2    Capacity  for  timely   payment  on  issues  with  this   designation  is
       satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B         SPECULATIVE.   Minimal   capacity  for  timely  payment  of  financial
          commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D         DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)      Short-term debt rated "R-3" is speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly
               speculative  to  doubtful.   "R-3"  credits  tend  to  have  weak
               liquidity  and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature,  companies with
               "R-3"  ratings  would   normally  have  very  limited  access  to
               alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

xxxxx-0808

                                     PART B

                    THE STATEMENT OF ADDITIONAL INFORMATION
                   FOR THE AGGRESSIVE GROWTH FUND, GROWTH FUND,
              INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
           INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
                      SMALL CAP STOCK FUND, AND VALUE FUND
                              INSTITUTIONAL SHARES

                               IS INCLUDED HEREIN

[USAA EAGLE LOGO (R)]
USAA                                                  STATEMENT OF
MUTUAL                                                ADDITIONAL INFORMATION
FUNDS TRUST                                           AUGUST 1, 2008

                      AGGRESSIVE GROWTH FUND, GROWTH FUND,
              INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
           INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
                      SMALL CAP STOCK FUND, AND VALUE FUND

                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, nine of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, and Value Fund (collectively, the Funds). Each Fund offers two classes of shares, retail shares and institutional shares. The Trust has the ability to offer additional funds or classes of shares. Each Fund is classified as diversified, except the Aggressive Growth Fund, which is classified as non-diversified. The institutional shares are not offered for sale directly to the general public.

You may obtain a free copy of the prospectus dated August 1, 2008, for these Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-USAA. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Funds' prospectus.

Each Fund's financial statements for its most recent fiscal periods are contained in the Fund's Annual Report and Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments, contained in the most recent Annual Report, are incorporated in this SAI by reference. The Financial Statements, including Notes to the Financial Statements and the Portfolio of Investments, contained in the most recent Semi-Annual Report, also are incorporated in this SAI by reference. No other portion of the Annual Report or Semi-Annual Report is incorporated by reference.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

PAGE
2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
4        Investment Policies
18       Investment Restrictions
19       Portfolio Transactions and Brokerage Commissions
22       Fund History and Description of Shares
23       Tax Considerations
25       Trustees and Officers of the Trust
31       The Trust's Manager
38       Portfolio Manager Disclosure
51       Portfolio Holdings Disclosure
52       General Information
52       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered only to the USAA Target Retirement Funds on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of the securities of each Fund is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies other than ETFs are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures and options contracts are valued on the basis of last sales price at the close of market on the principal exchange on which they are traded.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by us using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                               INVESTMENT POLICIES

The sections captioned OBJECTIVE, INVESTMENT STRATEGY, and PRINCIPAL INVESTMENTS STRATEGIES in the Funds' prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

EURODOLLAR AND YANKEE OBLIGATIONS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest a portion of their assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

The High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond Funds' assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

SYNTHETIC INSTRUMENTS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, commercial paper, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Aggressive Growth, Growth, Income Stock, Small Cap Stock, and Value Funds may invest up to 20% of their assets, and the High-Yield Opportunities Fund may invest up to 100% of its assets in foreign securities purchased in either foreign (non dollar-denominated) or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The High-Yield Opportunities Fund may invest up to 20% of its assets in foreign non-dollar-denominated securities traded outside the United States. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Income Stock, High-Yield Opportunities, Small Cap Stock, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond and Intermediate-Term Bond Funds' investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Income, Income Stock, High-Yield Opportunities, Small Cap Stock, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. A Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund may invest its assets in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The High-Yield Opportunities, Income, Short-Term Bond, and Intermediate-Term Bond Funds may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The High-Yield Opportunities, Income, Short-Term Bond, and Intermediate-Term Bond Funds may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

MORTGAGE-BACKED SECURITIES

The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above.
With respect to the First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2) except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Sub-adviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2007, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular brokerdealers.

                                                     VALUE OF SECURITIES
   REGULAR BROKER-DEALER                             AS OF JULY 31, 2007

Merrill Lynch & Co. Inc.
  Income Stock Fund                                    $ 10,143,000
Morgan Stanley
  Income Stock Fund                                    $ 26,349,000
Lehman Brothers Holdings, Inc.
  Aggressive Growth Fund                               $ 21,323,000
  Income Stock Fund                                    $ 15,094,000
  Growth Fund                                          $  5,744,000

Citigroup
  High-Yield Opportunities Fund                        $    466,000
Bank of America
  Income Stock Fund                                    $ 78,986,000
  High-Yield Opportunities Fund                        $  1,423,000
  Value Fund                                           $  7,837,000
Goldman Sachs Group, Inc.
  Aggressive Growth Fund                               $ 38,646,000
  Income Stock Fund                                    $ 15,387,000
  Growth Fund                                          $ 10,618,000
Bear Stearns Companies, Inc.
  Value Fund                                           $  3,515,000
JP Morgan Chase & Co.
  Income Stock Fund                                    $ 33,179,000
  Value Fund                                           $  2,724,000
Wachovia Corp.
  Income Stock Fund                                    $ 16,664,000
Bank of  New York
  Income Stock Fund                                    $  5,328,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

         FUND                       2005           2006           2007
  Aggressive Growth Fund        $ 1,391,912     $ 1,069,105    $   807,680
  Growth Fund                   $ 2,240,550a    $ 1,813,562    $ 1,224,523
  Income Stock Fund             $ 1,490,700     $ 2,534,657a   $ 2,539,968
  Income Fund                   $    16,250     $     8,150    $      --
  Short Term Bond Fund          $     --        $       350    $     2,450
  Intermediate-Term Bond Fund   $     --        $     5,339    $     8,400
  High-Yield Opportunities Fund $    10,000a    $    12,653    $    14,435
  Small Cap Stock Fund          $   425,425     $   450,988    $   697,736
  Value Fund                    $   164,392     $   210,744    $   220,952

  a An increase in portfolio transactions resulted in an increase in brokerage fees.

During the last three fiscal years ended July 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2007, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                      COMMISSIONS/UNDERWRITING
           FUND                  TRANSACTION AMOUNT          CONCESSIONS

Aggressive Growth Fund            $ 525,339,490             $  73,982
Growth Fund                       $ 420,541,400             $  94,648
Income Stock Fund                 $ 139,004,852             $ 143,762
Small Cap Stock Fund              $   4,622,109             $   4,878
Value Fund                        $   1,712,082             $   2,100

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

FUND                                     2006                     2007

Aggressive Growth Fund                   65.48%                   54.84%
Growth Fund                             127.52%                  107.10%
Income Stock Fund                       107.73%                   73.70%
Income Fund                              36.31%                   28.06%
Short-Term Bond Fund                     50.84%                   36.98%
Intermediate-Term Bond Fund              29.98%                   27.99%
High-Yield Opportunities Fund            35.39%                   38.75%
Small Cap Stock Fund                     65.93%                  110.28%*
Value Fund                               26.19%                   24.47%

* The Small Cap Stock Fund experienced an increase in asset levels which resulted in an increase in portfolio transactions.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. forty-five such portfolios have been established, nine of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

Each Fund is classified as diversified, except the Aggressive Growth Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth and Income Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Short-Term Bond Fund was established on March 23, 1993, and commenced public offering of its shares on June 1, 1993; the Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006. Each Fund offers two classes of shares, one identified as retail shares and one identified as institutional shares. The institutional shares was established on November 13, 2007, and commenced offering on August 1, 2008.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS
TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement), and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals

(recently  enacted  under the Jobs and Growth Tax Relief  Reconciliation  Act of
2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)  TERM OF OFFICE**   PRINCIPAL OCCUPATION(S) AND         NUMBER OF USAA
NAME, ADDRESS*        HELD WITH    AND LENGTH OF      OUTSIDE DIRECTORSHIPS DURING        FUNDS OVERSEEN BY
AND AGE               FUNDS        TIME SERVED        THE PAST FIVE YEARS                 TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (62)                                          (7/92-present), which is a postal     investment company
                                                      mail list management service.         consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D.  (62)                                           Research Institute (3/02-present);    investment company
                                                      Staff Analyst, Southwest Research     consisting of 45 funds
                                                      Institute (9/98-3/02), which focuses
                                                      in the fields of technological research.

Barbara B.            Trustee       January 2008      Jesse H. Jones Graduate School of     One registered
Ostdiek, Ph.D. (43)                                   Management, Associate Professor of    investment company
                                                      Management, Rice University (7/01-    consisting of 45 funds
                                                      present) and Academic Director,
                                                      El Paso Corporation Finance Center
                                                      (7/02-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (62)                                         Consulting (5/95-present), which      investment company
                                                      performs business valuations of large consisting of 45 funds companies to include the development
                                                      of annual business plans, budgets, and
                                                      internal financial reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (64)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                       consisting of 45 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)  TERM OF OFFICE    PRINCIPAL OCCUPATION(S)  AND          NUMBER OF USAA
NAME, ADDRESS*        HELD WITH    AND LENGTH OF     OUTSIDE  DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE               FUNDS        TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (47)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        Chair of the Board of Directors       consisting of 45 funds
                      Chairman                        and Chief Investment Officer,
                                                      USAA Investment Management
                                                      Company (IMCO) (1/07-present);
                                                      President and Chief Executive
                                                      Officer, Director, and Chairman
                                                      of the Board of Directors, IMCO
                                                      (12/04-1/07); President and Chief
                                                      Executive Officer, Director, and
                                                      Vice Chairman of the Board of Directors,
                                                      IMCO (2/01-12/04). Mr. Claus also serves
                                                      as Chairman of the Board of Directors of
                                                      USAA Shareholder Account Services (SAS);
                                                      USAA Financial Planning Services Insurance
                                                      Agency, Inc. (FPS) and USAA Financial Advisors,
                                                      Inc. (FAI); and a director of USAA Life Insurance
                                                      Company (USAA Life) and USAA Federal
                                                      Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (57)          President                       Investments, IMCO (9/02-present);     investment company
                                                      Vice President.

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(45)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment Strategy   consisting of 45 funds
                                                      & Analysis, USAA (12/01-6/06).

                                       27

                      POSITION(S)  TERM OF OFFICE    PRINCIPAL OCCUPATION(S)  AND          NUMBER OF USAA
NAME, ADDRESS*        HELD WITH    AND LENGTH OF     OUTSIDE  DIRECTORSHIPS DURING         FUNDS OVERSEEN BY
AND AGE               FUNDS        TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Mark S. Howard        Secretary     September 2002    Senior Vice President, USAA Life/     One registered
(44)                                                  IMCO/FPS General Counsel,             investment company
                                                      USAA (10/03-present); Senior Vice     consisting of 45 funds
                                                      President, Securities Counsel, USAA
                                                      (12/02-10/03). Mr. Howard also
                                                      holds the officer positions of Senior
                                                      Vice President, Secretary and Counsel
                                                      for USAA Life, IMCO, SAS, FPS, and
                                                      FAI.

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
 Jr. (47)                                             Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present); and Assistant   consisting of 45 funds
                                                      Treasurer, USAA family of funds
                                                      (7/00-2/08).

Rose Urbanczyk        Assistant     February 2008     Executive Director, Finance,          One registered
(46)                  Treasurer                       Senior Financial Officer, IMCO        investment company
                                                      (11/07-present); Senior Financial     consisting of 45 funds
                                                      Officer and Treasurer, FAI
                                                      (04/07-present); Executive Director,
                                                      Finance, Senior Financial Officer
                                                      and Treasurer, FPS (08/06-present);
                                                      Executive Director, Enterprise
                                                      Planning & Performance
                                                      Management (3/03-8/06);
                                                      Director, Accounting/Financial,
                                                      Corporate Financial Reporting,
                                                      Planning & Analysis IMCO (2/01-10/06).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(40)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual is an executive officer of the Manager: Dawn Cooper, Senior Vice President, Distribution Services. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2007.

                            AGGRESSIVE        GROWTH              INCOME
                            GROWTH FUND        FUND              STOCK FUND

INTERESTED DIRECTOR

Christopher W. Claus    $10,001 - $50,000  $10,001 - $50,000  $50,001 - $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben              None           None                  None
Robert L. Mason                 None           None           $10,001 - $50,000
Michael F. Reimherr     $50,001 - $100,000     None           $50,001 - $100,000
Richard A. Zucker               None           None                  None

                                  INCOME               SMALL CAP
                                   FUND                STOCK FUND

INTERESTED DIRECTOR

Christopher W. Claus               None              $10,001 - $50,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                 None                   None
Robert L. Mason                    None                   None
Michael F. Reimherr           $10,001 - $50,000           None
Richard A. Zucker             Over $100,000          $10,001 - $50,000

                         INTERMEDIATE-TERM    SHORT-TERM         HIGH-YIELD
                            BOND FUND          BOND FUND     OPPORTUNITIES FUND
INTERESTED DIRECTOR

Christopher W. Claus       Over $100,000   $50,001 - $100,000    Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben         Over $100,000          None                None
Robert L. Mason                 None              None                None
Michael F. Reimherr       $10,001 - $50,000    $0 - $10,000   $10,001 - $50,000
Richard A. Zucker               None              None                None

                                                                 USAA FUND
                             CAPITAL              VALUE           COMPLEX
                            GROWTH FUND            FUND             TOTAL

INTERESTED DIRECTOR

Christopher W. Claus      $10,001 - $50,000   $50,001 - $100,000  Over $100,000

NON INTERESTED TRUSTEES
Barbara B. Dreeben              None               None          Over $100,000
Robert L. Mason                 None               None          Over $100,000
Michael F. Reimherr       Over $100,000            None          Over $100,000
Richard A. Zucker               None               None          Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2007.

   NAME                        AGGREGATE                 TOTAL COMPENSATION
    OF                     COMPENSATION FROM             FROM THE USAA FUNDS
  TRUSTEE               FUNDS LISTED IN THIS SAI         AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus            None (a)                         None (a)

NON INTERESTED TRUSTEES

Barbara B. Dreeben            $ 26,026                           $ 72,500
Robert L. Mason               $ 27,641                           $ 77,000
Michael F. Reimherr           $ 25,487                           $ 71,000
Richard A. Zucker             $ 29,795                           $ 83,000

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At July 31, 2007, the USAA Fund Complex consisted of one registered investment company offering 39 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the date of this SAI, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of April 30, 2008, USAA and its affiliates owned no shares of the Aggressive Growth Fund, Growth Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund.

The following table identifies all persons who, as of April 30, 2008, held of record or owned beneficially 5% or more of any Fund's shares.

                                NAME AND ADDRESS
TITLE OF CLASS                 OF BENEFICIAL OWNER          PERCENT OF CLASS

                           Brown Brothers Harriman & Co
Aggressive Growth Fund         Jerssey City, NY                    9.80%

                              THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $XX billion, of which approximately $XX billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement, dated August 1, 2006 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of the Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Funds, as described in the prospectuses.

For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under MANAGEMENT AND ADVISORY SERVICES in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for the Funds covered by the agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act). From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ended July 31, management fees were as follows:

         FUND                      2005            2006            2007

 Aggressive Growth Fund        $ 4,118,391     $  4,579,268    $  5,928,766
 Growth Fund                   $ 6,416,984     $  7,332,151    $  6,710,683
 Income Stock Fund             $ 9,036,287     $ 10,562,507    $ 11,713,142
 Income Fund                   $ 4,094,663     $  4,575,688    $  4,987,281
 Short-Term Bond Fund          $   824,831     $  1,230,330    $  1,297,688
 Intermediate-Term Bond Fund   $ 1,084,204     $  1,439,310    $  1,825,088
 High-Yield Opportunities Fund $ 1,223,146     $  2,002,234    $  2,971,220
 Small Cap Stock Fund          $ 1,799,060     $  2,500,128    $  3,524,453
 Capital Growth Fund           $   832,758     $  1,156,052    $  2,363,500
 Value Fund                    $ 1,180,453     $  2,188,049    $  3,316,153

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

    FUND                             2005           2006            2007
 Growth Fund                   $ 1,834,399     $ 2,191,785     $ 1,863,586
 Intermediate-Term Bond Fund   $   285,244     $   569,787     $   505,076
 Value Fund                    $   190,556     $   334,246     $   393,435

The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

         FUND                                       FEE RATE
 Aggressive Growth Fund                                *
 Growth Fund                                         .75%
 High-Yield Opportunities Fund                       .50%
 Income Fund                                         .24%
 Income Stock Fund                                   .50%
 Intermediate-Term Bond Fund                           **
 Short-Term Bond Fund                                .24%
 Small Cap Stock Fund                                .75%
 Value Fund                                          .75%

     * The fee is computed at one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion.

     ** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

         FUND                             LIPPER INDEX
 Aggressive Growth Fund                  Large-Cap Growth
 Growth Fund                             Large-Cap Growth
 High-Yield Opportunities Fund           High Current Yield Bond
 Income Fund                             A Rated Bond
 Income Stock Fund                       Equity Income
 Intermediate-Term Bond Fund             Intermediate Investment Grade
 Short-Term Bond Fund                    Short Investment Grade Bond
 Small Cap Stock Fund                    Small-Cap Core
 Value Fund                              Multi-Cap Value

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund's shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund's shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund's shares over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
 HIGH-YIELD OPPORTUNITIES FUND                         INCOME FUND
 INTERMEDIATE-TERM BOND FUND                        SHORT-TERM BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                     (IN BASIS POINTS AS A PERCENTAGE
                                                  OF A AVERAGE NET ASSETS
                                                   OF THE FUND'S SHARES)

        +/- 20 to 50                                       +/- 4
        +/- 51 to 100                                      +/- 5
     +/- 101 and greater                                   +/- 6


                                  EQUITY FUNDS:

                             AGGRESSIVE GROWTH FUND
                                   GROWTH FUND
                                INCOME STOCK FUND
                              SMALL CAP STOCK FUND
                                   VALUE FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                   (IN BASIS POINTS AS A PERCENTAGE
                                                  OF A AVERAGE NET ASSETS
                                                   OF THE FUND'S SHARES)

        +/- 100 to 400                                     +/- 4
        +/- 401 to 700                                     +/- 5
     +/- 701 and greater                                   +/- 6

    1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                    EXAMPLES

                                  1                2             3             4             5            6
Fund Performance (a)             6.80%            5.30%        4.30%        (7.55%)       (-5.20%)       (3.65%)
Index Performance (a)            4.75%            5.15%        4.70%        (8.50%)       (-3.75%)       (3.50%)
                             -----------------------------------------------------------------------------------
Over/Under Performance (b)       + 205             +15          - 40          + 95         - 145            - 15
Annual Adjustment Rate (b)       + 6                0            -4           + 5           - 6                0
Monthly Adjustment Rate (c)      .0049%            n/a        (.0033%)       .0041%       (.0049%)           n/a
Base Fee for Month               $ 221,918      $ 221,918    $ 221,918     $ 221,918     $ 221,918     $ 221,918
Performance Adjustment           41,650             0         (28,050)       34,850       (41,650)             0
                             -----------------------------------------------------------------------------------
Monthly Fee                      $ 263,568      $ 221,918    $ 193,868     $ 256,768     $ 180,268     $ 221,918
                             ===================================================================================

(a) Average annual performance over a 36-month period

(b) In basis points

(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated December 3, 2007, with The Renaissance Group LLC; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset
Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The Subadvisory Agreement for the Growth Fund with respect to Renaissance will remain in effect until December 2, 2009. Each other Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2008. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the AGGRESSIVE GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico Capital). Marsico Capital was organized in September 1997 as a registered investment adviser The Manager (not the Fund) pays Marsico Capital a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico Capital manages.

For the GROWTH FUND, the Manager has entered into Subadvisory Agreements with The Renaissance Group LLC (Renaissance) and Loomis, Sayles & Company, L.P. (Loomis Sayles). Renaissance, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. The Manager (not the Fund) pays Renaissance a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Renaissance manages. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Asset Management.

For the INCOME STOCK FUND, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFI Institutional). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. The Manager (not the Fund) pays OFI Institutional fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFI Institutional manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFI Institutional manages. OFI Institutional is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

For the SMALL CAP STOCK FUND, the Manager has entered into Subadvisory Agreements with Batterymarch and Wellington Management. The Manager (not the
Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages. Batterymarch is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages.

For the VALUE FUND, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for each Fund's institutional share class. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended July 31, the Trust paid IMCO the following administration and servicing fees for the retail shares:

 FUND                               2005           2006            2007
 Aggressive Growth Fund         $ 2,560,919    $ 2,865,735     $ 2,989,456
 Growth Fund                    $ 1,289,266    $ 1,416,684     $ 1,336,092
 Income Stock Fund              $ 2,912,926    $ 3,149,123     $ 3,535,691
 Income Fund                    $ 2,639,258    $ 2,674,659     $ 2,711,032
 Short-Term Bond Fund           $   624,213    $   646,411     $   704,302
 Intermediate-Term Bond Fund    $   483,515    $   593,063     $   824,317
 High-Yield Opportunities Fund  $   366,343    $   580,466     $   860,951
 Small Cap Stock Fund           $   363,553    $   519,071     $   689,932
 Value Fund                     $   235,887    $   432,232     $   644,261

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended July 31, the Funds reimbursed the Manager for these legal and tax services as follows:

 FUND                                  2005            2006           2007

 Aggressive  Growth Fund            $ 25,000         $ 33,944       $ 22,527
 Growth Fund                        $ 22,490         $ 30,165       $ 17,393
 Income Stock Fund                  $ 41,978         $ 53.806       $ 43,174
 Income Fund                        $ 38,700         $ 47,346       $ 34,032
 Short-Term Bond Fund               $ 27,151         $ 27,194       $  9,021
 Intermediate-Term  Bond Fund       $ 10,146         $ 16,225       $  9,748
 High-Yield  Opportunities  Fund    $  8,457         $ 16,692       $ 10,366
 Small Cap Stock  Fund              $ 10,030         $ 16,509       $  8,433
 Value Fund                         $  6,756         $ 13,616       $  7,821

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the Codes of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. Copies of the Codes of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting.

The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS'
recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA; (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at usaa.com; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for each Fund's institutional share class. In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2007, unless otherwise specified.

====================================================================================================================================
                        NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                           AND ASSETS BY ACCOUNT TYPE                         ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED        OTHER POOLED                           REGISTERED       OTHER POOLED
PORTFOLIO    PORTFOLIO   INVESTMENT        INVESTMENT                             INVESTMENT       INVESTMENT
MANAGER      MANAGER     COMPANY           VEHICLES          OTHER ACCOUNTS       COMPANY          VEHICLES        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
USAA

Short-Term Bond
Fund
             R. Matthew
             Freund      2 ($1,345.7 mil)  0                 0                    2 ($1,345.7 mil) 0               0

             Julianne
             Bass        2 ($1,345.7 mil)  0                 0                    2 ($1,345.7 mil) 0               0

Intermediate-Term
Bond Fund
             R. Matthew
             Freund      2 ($1,158.4 mil)  0                 0                    2 ($1,158.4 mil) 0               0

             Julianne
             Bass        2 ($1,158.4 mil)  0                 0                    2 ($1,158.4 mil) 0               0

High-Yield Opportunities
Bond Fund
             R. Matthew
             Freund      2 ($1,218.6 mil)  0                 0                    2 ($1,218.6 mil) 0               0

             Julianne
             Bass        2 ($1,218.6 mil)  0                 0                    2 ($1,218.6 mil) 0               0

Income Fund
             Margaret
             Weinblatt   1 ($498.3 mil)    0                 0                    1 ($498.3 mil)   0               0
------------------------------------------------------------------------------------------------------------------------------------
BATTERYMARCH

Small Cap Stock
Fund
             Stephen A.
             Lanzendorf  10 ($3,549.9 mil) 8 ($441.1 mil)    138 ($8,441.5 mil)   0                2 ($183.1 mil)  10 ($1,029.8 mil)

             Yu-Nien Ko  12 ($4,433.8 mil) 14 ($1,255.3 mil) 148 ($10,567.7 mil)  0                2 ($183.1 mil)  10 ($1,029.8 mil)

Capital Growth
Fund*
             Michael
             McElroy     2 ($883.9 mil)    6 ($814.2 mil)    10 ($2,123.2 mil)   0                 0               0

* Members of Batterymarch's Global Team will manage this Fund. However, Michael McElroy CFA, will be responsible for the strategic oversight of the Fund's investments. His focus will be on portfolio structure, and he will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines, and restrictions and Batterymarch's current investment strategies.

====================================================================================================================================
                        NUMBER OF OTHER ACCOUNTS MANAGED                          NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                           AND ASSETS BY ACCOUNT TYPE                              ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED         OTHER POOLED                         REGISTERED        OTHER POOLED
PORTFOLIO    PORTFOLIO   INVESTMENT         INVESTMENT                           INVESTMENT        INVESTMENT
MANAGER      MANAGER     COMPANY            VEHICLES         OTHER ACCOUNTS      COMPANY           VEHICLES       OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
USAA

BHMS
Value Fund
             Mark
             Giambrone   8 ($4,026.8 mil)   1 ($2.1 mil)     16 ($1,147.6 mil)   1 ($3,734.8 mil)  0              0

             Timothy J.
             Culler      2 ($521.7 mil)     1 ($44.1 mil)    40 ($5,717.3 mil)   0                 0              3 ($582.8 mil)

             James P.
             Barrow      13 ($38,317.3 mil) 1 ($2.1 mil)     27 ($3,089.9 mil)   3 ($35,370.5 mil) 0              0

             Ray Nixon,
             Jr.         1 ($407.8 mil)     5 ($127.1 mil)   22 ($2,735.4 mil)   0                 0              0

             Robert J.
             Chambers    14 ($638.1 mil)    3 ($949.9 mil)   91 ($3,971.4 mil)   0                 0              0

             James S.
             McClure     3 ($823.3 mil)     1 ($5 mil)       16 ($761 mil)       0                 0              0

             John P.
             Harloe      3 ($823.3 mil)     1 ($5 mil)       16 ($761 mil)       0                 0              0
------------------------------------------------------------------------------------------------------------------------------------
GMO

Income Stock Fund
             Sam
             Wilderman   0                  0                0                   0                 0              0
------------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES

Growth Fund
             Mark
             Baribeau    9 ($2.0 bil)       28 ($3.3 bil)    132 ($4.5 bil)      0                 2 ($166.7 mil) 0

             Pamela
             Czekanski   7 ($1.3 bil)       28 ($3.3 bil)    127 ($4.6 bil)      0                 2 ($166.7 mil) 0

             Richard
             Skaggs      7 ($1.3 bil)       28 ($3.3 bil)    96 ($4.4 bil)       0                 2 ($166.7 mil) 0
------------------------------------------------------------------------------------------------------------------------------------
MARSICO

Aggressive Growth
Fund
             Thomas F.
             Marsico     36 ($36 mil)       15 ($ 2.4 mil)   180 ($27.2 mil)     0                 0              39,362 ($12.2 mil)
------------------------------------------------------------------------------------------------------------------------------------
OFI INSTITUTIONAL

Income Stock
Fund
             David
             Schmidt     3 ($2,032,641,791) 6 ($163,575,215) 55 ($2,048,203,299) 0                 1 ($62,812,516) 7 ($227,888,113)

====================================================================================================================================
                        NUMBER OF OTHER ACCOUNTS MANAGED                          NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                           AND ASSETS BY ACCOUNT TYPE                              ADVISORY FEE IS BASED ON PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED         OTHER POOLED                         REGISTERED        OTHER POOLED
PORTFOLIO    PORTFOLIO   INVESTMENT         INVESTMENT                           INVESTMENT        INVESTMENT
MANAGER      MANAGER     COMPANY            VEHICLES         OTHER ACCOUNTS      COMPANY           VEHICLES       OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------

WELLINGTON MANAGEMENT

Small Cap
Stock Fund
             Timothy J.
             McCormack   9 ($780.4 mil)     3 ($195.4 mil)   16 ($1,075.4 mil)   0                 0              1 ($57.5 mil)

             Shaun F.
             Pedersen    8 ($777.7 mil)     5 ($186.5 mil)   16 ($1,075.4 mil)   0                 0              1 ($57.5 mil)

             Stephen
             O'Brien     9 ($780.4 mil)     3 ($195.4 mil)   16 ($1,075.4 mil)   0                 0              1 ($57.5 mil)
------------------------------------------------------------------------------------------------------------------------------------
RENNAISSANCE

Growth Fund
             Michael E.
             Schroer     0                  0                0                   0                 0              0

             Paul A.
             Radomski    0                  0                0                   0                 0              0

             Eric J.
             Strange     0                  0                0                   0                 0              0

USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Fund, Inc., also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

   PORTFOLIO MANAGER      FUND                             DOLLAR RANGE

   R. Matthew Freund      Short-Term Bond Fund             $50,001 - $100,000
                          Intermediate-Term Bond Fund      $50,001 - $100,000
                          High-Yield Opportunities Fund    $50,001 - $100,000

   Margaret Weinblatt     Income Fund                     $100,001 - $500,000

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (I.E., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

 * Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

 *   Portfolio manager assistance in servicing clients; and

 *   Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Batterymarch beneficially owned shares of the USAA Funds they managed.

BHMS

CONFLICTS OF INTEREST: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION: In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of BHMS beneficially owned any securities of the USAA Funds they managed.

GMO

CONFLICTS OF INTEREST: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

COMPENSATION: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no members of the management team of GMO beneficially owned any securities of the USAA Fund they managed.

LOOMIS SAYLES

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation, and a long-term incentive program. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison. Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. With respect to the peer group that Loomis Sayles uses for manager compensation, we obtain performance data from outside consultants that contains the performance of institutional investment advisers that offer products similar to those offered by Loomis Sayles. We use this data as a comparison with the Loomis Sayles' composite performance in the portfolio managers' style (E.G. the Loomis Sayles Large Cap Growth Composite, which is made up of certain Loomis
Sayles'--advised   large  cap  growth   accounts)   to   determine  PM  variable
compensation.

GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

Loomis Sayles has developed and implemented two distinct LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

 * the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

 * upon retirement a participant will receive a multi-year payout for his or her vested units;

 * participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.

MARSICO CAPITAL

COMPENSATION: Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

CONFLICT OF INTEREST: Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the USAA Aggressive Growth Fund and USAA Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Marsico Capital beneficially owned any securities of the USAA Funds they managed. Marsico Capital's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by Marsico Capital.

OFI INSTITUTIONAL

CONFLICTS OF INTEREST: The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Advisor have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Advisor than the fee structure of the Fund, the Sub-Advisor could have an incentive to favor the other fund or account. However, the Sub-Advisor's compliance procedures and Code of Ethics recognize the Sub-Advisor's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION: The Fund's Portfolio Manager is employed and compensated by the Sub-Advisor, not the Fund. Under the Sub-Advisor's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of the Sub-Advisor. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Sub-Advisor's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 1, 2006, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Advisor's holding company parent. Senior portfolio managers may also be eligible to participate in the Sub-Advisor's deferred compensation plan.

To help the Sub-Advisor attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Advisor and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of OFI Institutional beneficially owned any securities of the USAA Funds they managed.

WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the
Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

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

COMPENSATION: The Funds pay Wellington Management a fee based on the assets under management of the each Fund as set forth in the Subadvisory Agreement between Wellington Management and Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber Investment Professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employee are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Averill, Boggan, Glazer, Megargel, O'Brien, Schwartz, Simpson and Stromquist are all partners of the firm.

     FUND                               BENCHMARK INDEX AND/OR PEER GROUP
 SMALL CAP STOCK FUND                   Russell 2000 Value Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, the portfolio managers of Wellington Management beneficially owned securities of the USAA Funds they managed in the following dollar range:

PORTFOLIO MANAGER         FUND                               DOLLAR RANGE
Stephen T. O'Brien        Small Cap Stock Fund            $500,000-$1,000,000

RENAISSANCE

CONFLICTS OF INTEREST: Renaissance does not foresee any potentially material conflicts of interest as a result of concurrent management of the Growth Fund and other accounts.

COMPENSATION: Renaissance compensates the Managing Partners through a structure comprised of a percentage of the overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of the overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all compensation and firm operating expenses are paid. There is no difference in the methodology of compensation across the accounts that the partners manage.

PORTFOLIO OWNERSHIP: As of December 1, 2007, no portfolio manager of Renaissance beneficially owned shares of the USAA Growth Fund.

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

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

 * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

 * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

 *   As disclosed in this SAI; and

 *   As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1600 K Street, N.W., Washington, DC 20006-1600, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD   DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D    DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,cc, c      Assigned  to  issues,  where  the  issuer  has,  in our  opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This  designation  denotes  acceptable  credit  quality.   Liquidity  and
       cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG     This  designation   denotes   speculative-grade   credit  quality.   Debt
       instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   FAIR  CREDIT  QUALITY.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered only  just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3  (high),
R-3  (middle),
R-3  (low)
               Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.


xxxxx-0808

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i),
                  (a)(ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management Agreement for the Extended Market Index Fund
                  dated  August 1, 2006 (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund dated
                  August 1, 2006 (15)
       (iv)       Management Agreement for the S&P 500 Index Fund dated August
                  1, 2006 (15)
       (v)        Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
       (vi)       Investment Subadvisory Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment Subadvisory Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment Subadvisory Agreement between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment Subadvisory Agreement between IMCO and Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment Subadvisory Agreement between IMCO and Marsico
                  dated August 1, 2006 (15)
       (xii)      Investment Subadvisory Agreement between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment Subadvisory Agreement between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment Subadvisory Agreement between IMCO and OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment Subadvisory Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment Subadvisory Agreement between IMCO and Credit
                  Suisse Asset Management, LLC dated October 2, 2006 (16)
       (xvii)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated August 1, 2006 (15)
       (xviii)    Investment Subadvisory Agreement between IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2, 2006 (16)
       (xix)      Amendment No. 2 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates ated July 9, 2007 (19)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
       (xxiii) Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
       (xxiv) Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
       (xxv) Form of Letter Agreement to Advisory Agreement adding Global Opportunities Fund (25)
       (xxvi) Form of Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas
                  Inc. (25)
       (xxvii) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (25)
       (xxviii) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (25)
       (xxix) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (25)
       (xxx) Form of Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (25)

       (xxxi) Form of Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter Agreement to Underwriting Agreement adding 37 funds
                  (15)
       (iv)       Form of Letter Agreement to Underwriting Agreement adding
                  Global Opportunities Fund (25)

       (v) Form of Letter Agreement to Underwriting Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule  dated  November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index Fund
                  (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31, 2006
                  (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)
       (v)        Fee Schedule dated July 1, 2007 (20)
       (vi)       Form of Letter Agreement to the Amended and Restated Custodian
                  Agreement adding Global Opportunities Fund (25)

       (vii) Form of Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter Agreement to Transfer Agency Agreement dated August 1,
                  2006 adding 37 funds (15)
       (iii)      Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
       (v)        Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving Credit Facility Agreement with USAA Capital
                  Corporation dated October 1, 2007 (22)
       (vii)      Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
       (x)        Amended and Restated Master-Feeder Participation Agreement
                  Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA
                  Investment Management Company, and BlackRock Distributors,
                  Inc. Dated as of October 1, 2006 (23)
       (xi)       Amended and Restated Subadministration Agreement dated
                  October 1, 2006 (23)
       (xii)      Form of Letter Agreement to the Transfer Agency Agreement
                  adding Global Opportunities Fund (25)
       (xiii)     Form of Letter Agreement to the Administration and Servicing
                  Agreement adding Global Opportunities Fund (25)

       (xiv) Form of Letter Agreement to the Transfer Agency Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)
       (xv) Form of Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging
                  Markets, International, Precious Metals and Minerals, and
                  World Growth Funds, and GNMA and Treasury Money Market
                  Trusts (20)
       (ii)       Opinion and Consent of Counsel with  respect to  Aggressive
                  Growth, Growth, Growth & Income, Income, Income Stock,
                  Short-Term Bond, Money Market, Science & Technology, First
                  Start Growth, Small Cap Stock, Intermediate-Term Bond,
                  High-Yield Opportunities, Capital Growth, and
                  Value Funds (22)
       (iii)      Opinion and Consent of Counsel with respect to Total Return
                  Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100
                  Index Funds (24)

       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (19)
       (v) Opinion and Consent of Counsel with respect to the Global Opportunities Fund (filed by amendment)
       (vi) Opinion and Consent of Counsel with respect to the Target Retirement Income Fund, Target Retirement 2020 Fund,
                  Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (filed by amendment)

       (vii) Opinion and Consent of Counsel with respect to the institutional share classes of Emerging Markets, International, Precious Metals and Minerals, Aggressive Growth, Growth, Income, Income Stock, Short-Term Bond, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, and Value Funds (filed by amendment)

j      (i)        Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging Markets, International, Precious
                  Metals and Minerals, and World Growth Funds, and GNMA and
                  Treasury Money Market Trusts (20)
       (ii)       Consent of Independent  Registered Public Accounting Firm with respect to Aggressive Growth, Growth, Growth & Income, Income,
                  Income Stock, Short-Term  Bond, Money Market, Science &
                  Technology, First Start Growth, Small Cap Stock,
                  Intermediate-Term Bond, High-Yield Opportunities, Capital
                  Growth, and Value Funds (22)
       (iii)      Consent of Independent  Registered Public Accounting Firm with respect to Total Return  Strategy,  Extended Market Index, S&P
                  500 Index, and Nasdaq-100 Index Funds (filed herewith)
       (iv)       Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
                  Tax Exempt Short-Term, Tax Exempt Money  Market, California
                  Bond, California Money Market, New York Bond, New York Money
                  Market, Virginia Bond, Virginia Money Market, Florida Tax-Free
                  Income, and Florida Tax-Free Money Market Funds (19)

       (v) Consent of Independent Registered Public Accounting Firm with respect to the institutional share classes of Emerging Markets, International, Precious Metals and Minerals, Aggressive Growth, Growth, Income, Income Stock, Short-Term Bond, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, and Value Funds (filed by amendment)

k                 Omitted Financial Statements - Not Applicable

l                 SUBSCRIPTIONS AND INVESTMENT LETTERS
       (i)        Florida  Bond Fund and Florida  Money Market Fund dated
                  June 25, 1993 (1)
       (ii)       Texas Tax-Free Income Fund and Texas Tax-Free Money Market
                  Fund dated May 3, 1994 (1)
       (iii)      Form of Subscription and Investment Letter for Global
                  Opportunities  Fund (25)

       (iv) Form of Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

m                 12b-1 Plans - Not Applicable

n                 18f-3 Plans
       (i)        Amended and Restated Multiple Class Plan Purchase to Rule
                  18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund)
                  (filed herewith)
       (ii)       Amended and Restated Multiple Class Plan Purchase to Rule
                  18f-3 USAA Mutual Funds Trust (filed herewith)

o                 Reserved

p                 CODE OF ETHICS
       (i)        USAA Investment Management Company dated January 1, 2008 (23)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1,
                  2005 (14)
       (v)        Marsico Capital Management, LLC (37) dated April 1, 2005 (14)
       (vi)       Wellington Management Company, LLP dated November 1, 2007 (22)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26,
                  2005 (15)
       (ix)       Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3,
                  2006 (24)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston Company Asset Management LLC dated November
                  2006 (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated August 11,
                  2006 (20)
       (xv)       Quantitative Management Associates January 9, 2007 (19)
       (xvi)      UBS Global Asset Management June 11, 2007(19)
       (xvii)     Renaissance Investment Management July 2007 (22)

q                 POWERS OF ATTORNEY
          (a)     Powers of Attorney for Christopher W. Claus, Michael Reimherr,
                  Richard A. Zucker, Barbara B. Dreeben, and Robert L. Mason dated September 13, 2006 (15)
          (b)     Powers of Attorney for Barbara Ostdiek and Roberto Galindo,
                  Jr. dated February 27, 2008 (23)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
        1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
        1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
        2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
        2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
        2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28,
        2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
        2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16,
        2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
        2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
        2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
        2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
        2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
        2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).

(21) Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).

(22) Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).

(23) Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).

(24) Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28,
        2008).

(25) Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
        2008).

(26) Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9,
        2008).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the
         Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m) Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, NY 10017, serves as subadvisor to the Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, IL 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

(o) Credit Suisse Securities, (USA) LLC (CSSU), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of CSSU is incorporated herein by reference to CSSU's current Form ADV as amended and filed with the SEC.

(p) The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance's current Form ADV as amended and filed with the SEC.

ITEM 27. PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL          POSITION AND OFFICES          POSITION AND OFFICES
   BUSINESS ADDRESS            WITH UNDERWRITER                   WITH FUND

Christopher W. Claus         President and Chairman           President, Trustee
9800 Fredericksburg Road     of the Board of Directors        and Vice Chairman
San Antonio, TX 78288                                         of the Board of
                                                              Trustees

Kristi A. Matus              Director                         None
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson          Senior Vice President,           Vice President
9800 Fredericksburg Road     Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard               Senior Vice President,           Secretary
9800 Fredericksburg Road     Secretary and Counsel
San Antonio, TX 78288

Roberto Galindo, Jr.         Assistant Vice President         Treasurer
9800 Fredericksburg Road     Mutual Fund Financial
San Antonio, TX 78288        Administration

Jeffrey D. Hill              Assistant Vice President         Chief Compliance
9800 Fredericksburg Road     Mutual Funds Compliance          Officer
San Antonio, TX 78288

Dawn Cooper                  Director and Senior              None
9800 Fredericksburg Road     Vice President,
San Antonio, TX 78288        Distribution Services

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company          Northern Trust Investments, N.A.
9800 Fredericksburg Road                    50 S. LaSalle Street
San Antonio, Texas 78288                    Chicago, Illinois 60603

USAA Shareholder Account Services           Chase Manhattan Bank
9800 Fredericksburg Road                    4 Chase MetroTech
San Antonio, Texas 78288                    18th Floor
                                            Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 6060375
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities
Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

Credit Suisse Securities, (USA) LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, OH 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)


ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 30th day of May, 2008.

                                             USAA MUTUAL FUNDS TRUST

                                             * Christopher W. Claus
                                             --------------------------------
                                             Christopher W. Claus
                                             President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                  (Title)                          (Date)

* Richard A. Zucker              Chairman of the                 May 30, 2008
--------------------------       Board of Trustees
Richard A. Zucker

 * Christopher W. Claus          Vice Chairman of the Board      May 30, 2008
--------------------------       of Trustees and President
Christopher W. Claus             (Principal Executive Officer)


 * Roberto GAlindo, Jr.          Treasurer (Principal)           May 30, 2008
--------------------------       Financial and
Roberto Galindo, Jr.             Accounting Officer)


  * Barbara B. Dreeben           Trustee                         May 30, 2008
--------------------------
Barbara B. Dreeben

* Robert L. Mason                Trustee                         May 30, 2008
--------------------------
Robert L. Mason

  *Barbara Ostdiek               Trustee                         May 30, 2008
--------------------------
Barbara Ostdiek

 * Michael F. Reimherr           Trustee                         May 30, 2008
--------------------------
Michael F. Reimherr


*By:  /S/ MARK S. HOWARD
   -----------------------
Mark S. Howard, Attorney-in-Fact, under Powers of Attorney dated September 13, 2006, and February 27, 2008, which are incorporated herein and filed under Post Effective Amendments No. 21 and No. 30 with the Securities and Exchange Commission on September 29, 2006, and February 29, 2008, respectively.

                                  EXHIBIT INDEX

EXHIBIT                                     ITEM                   PAGE NO.

n                 18f-3 Plans
       (i)        Amended and Restated Multiple Class Plan
                  Purchase to Rule 18f-3 USAA Mutual Funds
                  Trust (S&P 500 Index Fund)                          192

       (ii)       Amended and Restated Multiple Class Plan
                  Purchase to Rule 18f-3 USAA Mutual Funds Trust      196